Nuveen Exchange-Traded Funds

FEBRUARY 29, 2000

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NCA
NCP
NCO
NQC
NVC
NUC
NAC
California


Photo of: People walking on beach.

Financial Information
As of February 29, 2000



CREDIT QUALITY


Nuveen California Municipal Value Fund, Inc. (NCA)

                                        o Dividend per share of $.0415
                                        o Market yield on share price of 6.13%
                                        o Taxable-equivalent yield on share
                                          price of 9.81% *

Pie Chart:
AAA/U.S. Guaranteed                55%
AA                                 5%
A                                  6%
BBB/NR                             34%


Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

                                        o Dividend per share of $.0800
                                        o Market yield on share price of 6.45%
                                        o Taxable-equivalent yield on share
                                          price of 10.32% *

Pie Chart:
AAA/U.S. Guaranteed                61%
AA                                 9%
A                                  4%
BBB/NR                             24%
Other                              2%


Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

                                        o Dividend per share of $.0815
                                        o Market yield on share price of 6.49%
                                        o Taxable-equivalent yield on share
                                          price of 10.38% *

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                 3%
A                                  2%
BBB/NR                             23%
Other                              3%


Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

                                        o Dividend per share of $.0765
                                        o Market yield on share price of 6.22%
                                        o Taxable-equivalent yield on share
                                          price of 9.95% *

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                 6%
A                                  9%
BBB/NR                             19%


Nuveen California Select Quality Municipal Fund, Inc. (NVC)

                                        o Dividend per share of $.0790
                                        o Market yield on share price of 6.68%
                                        o Taxable-equivalent yield on share
                                          price of 10.69% *

Pie Chart:
AAA/U.S. Guaranteed                69%
AA                                 13%
A                                  12%
BBB/NR                             6%


Nuveen California Quality Income Municipal Fund, Inc. (NUC)

                                        o Dividend per share of $.0815
                                        o Market yield on share price of 6.57%
                                        o Taxable-equivalent yield on share
                                          price of 10.51% *

Pie Chart:
AAA/U.S. Guaranteed                68%
AA                                 14%
A                                  12%
BBB/NR                             5%
Other                              1%


Nuveen California Dividend Advantage Municipal Fund (NAC)

                                        o Dividend per share of $.0720
                                        o Market yield on share price of 6.81%
                                        o Taxable-equivalent yield on share
                                          price of 10.90% *

Pie Chart:
AAA/U.S. Guaranteed                51%
AA                                 10%
A                                  16%
BBB/NR                             23%


     Past performance is not predictive of future results.

*    For investors in the combined 37.5% federal and state income tax bracket.




   CONTENTS
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  7      NCA Performance Overview
  8      NCP Performance Overview
  9      NCO Performance Overview
 10      NQC Performance Overview
 11      NVC Performance Overview
 12      NUC Performance Overview
 13      NAC Performance Overview
 14      Shareholder Meeting Report
 18      Portfolio of Investments
 44      Statement of Net Assets
 46      Statement of Operations
 48      Statement of Changes in Net Assets
 51      Notes to Financial Statements
 57      Financial Highlights
 60      Build Your Wealth Automatically
 61      Fund Information

Photo of: TIMOTHY R. SCHWERTFEGER
   CHAIRMAN OF THE BOARD

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

The primary objective of Nuveen Exchange- Traded Funds is to provide dependable, attractive tax-free dividends, and I am pleased to report that your Fund continued to achieve this goal. The portfolio manager of your Fund and I appreciate this opportunity to review with you the investment environment and the performance of your Nuveen Exchange-Traded Fund.

A CHALLENGING INVESTMENT ENVIRONMENT
In March 2000, the U.S. economy entered its 108th consecutive month of expansion, the longest continuous period of economic expansion in U.S. history. While the economy continued to be characterized by strong growth and low inflation, equity markets grew increasingly volatile, and record low unemployment levels sparked concerns about their potentially inflationary impact on wages and, ultimately, consumer prices. The accelerated pace of consumer spending, which continued to serve as the main engine powering the country's expansion, provided the Federal Reserve with another source of inflation worry.

The federal funds rate, which sets the standard for short-term market rates, was increased again in March and now stands at 6.00%. This latest increase by the Fed indicates its concern that an inflationary imbalance could be triggered if consumer demand continues to exceed growth in supply. This leaves the door open for additional tightenings during 2000.

MUNICIPAL BOND PERFORMANCE
The Federal Reserve's continued vigilance on the inflation front and the cumulative effect of various economic events over the past 12 months continued to impact the fixed-income markets, including municipal bonds, in a negative manner. As the Fed's monetary tightening prompted a rise in market yields, municipal bond prices continued to slump.

On a more positive note, our exchange-traded municipal bond funds continued to offer attractive, dependable income in a market that places a high premium on yield. At the end of February 2000, long-term municipal yields, represented by the Bond Buyer 25 Revenue Index, offered 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered higher yields than long-term Treasury bonds, even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to represent an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the national supply of municipal bonds decline 21% from the near-record levels of 1998. This was generally due to increasing interest rates, which deterred municipalities from issuing new debt and removed much of the incentive to refund existing bonds. To date in 2000, the supply of municipal bonds has been running behind that of 1999. On the demand side, we anticipate that individual investors interested in rebalancing their portfolios will increasingly look to municipal bonds in the months ahead. With the outlook for tighter supply and stronger demand, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.

A GOOD TIME TO EXAMINE PURCHASING ADDITIONAL SHARES
The flight to equities, year-end tax sell-offs, and Y2K concerns all contributed to a decline in share price for our exchange-traded funds. Given the current investment environment of higher interest rates, coupled with the expectation of additional rate increases by the Fed, now could be a good opportunity to explore purchasing additional shares of your exchange-traded fund. Your financial adviser can serve as a valuable resource to do just that by helping you establish a reinvestment plan that would allow you to buy more shares of your particular fund. For more information on Nuveen's Exchange-Traded Fund reinvestment plan, contact your financial adviser, or call Nuveen at (800) 257-8787.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. We remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

TIMOTHY R. SCHWERTFEGER

/s/TIMOTHY R. SCHWERTFEGER

Chairman of the Board

April 17, 2000


Sidebar text: " With the outlook for tighter supply and stronger demand, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders."

Nuveen California Exchange-Traded Funds
Portfolio Manager's Comments

PORTFOLIO MANAGER BILL FITZGERALD REVIEWS THE MARKET ENVIRONMENT IN CALIFORNIA, FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN CALIFORNIA EXCHANGE-TRADED FUNDS. BILL, WHO JOINED NUVEEN IN 1988, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NCP AND NCO IN 1991, NQC IN 1992, NUC IN 1993, NCA AND NVC IN 1998, AND NAC AT ITS INCEPTION IN MAY 1999.


WHAT FACTORS AFFECTED CALIFORNIA'S ECONOMY OVER THE 12 MONTHS ENDED FEBRUARY 29, 2000?

Over the past 12 months, the California economy continued its steady expansion, with healthy job growth, above-average income growth, and an improving export environment. In 1999, jobs in the state grew by 2.8%, compared with 2.2% nationally. Construction and services provided most of the new jobs, with growth in the computer-related segment of the services sector, including software design, reaching more than 17%. This resulted in extremely tight labor markets, especially in California's major metropolitan areas. As of February 29, 2000, unemployment in the state reached 4.6%, down from 5.5% at the end of February 1999 but still behind the national average of 4.1%. Between 1990 and 1999, job growth in California outpaced the construction of new housing units, with five jobs created for every three new housing units built statewide. In areas such as San Francisco, San Diego, and Orange County, the ratio was even higher. The resulting housing shortage spiked a dramatic increase in housing prices throughout the state during the decade.

In 1999, high wages in the computer industry, combined with stock market and real estate profits, boosted California's personal income growth to almost 8%, ahead of the national average of 6%. This level of growth helped to attract qualified workers to the state, which in turn helped to offset tight job markets. Contributing to California's economic growth over the past year was the improving situation in world markets. Mexico, Canada, and Japan served as the state's largest trading partners, providing markets for about 40% of the state's total exports.

From a revenue perspective, the state enjoyed its best year ever. Quarterly estimated tax payments in December 1999 were almost 40% ahead of 1998 levels, leading to expectations that final tax payments in April 2000 would also be far above average. The state's economic prosperity helped to create a 1999/2000 budget surplus, or reserve fund balance, that was originally projected to be $1.2 billion, but now is expected to exceed $5 billion. California's exceptional economic performance over the past 12 months led Fitch IBCA to upgrade its rating of California's general obligation bonds to AA from AA- in February 2000. Ratings by the two other major agencies, Standard & Poor's and Moody's Investor Service, remained at AA- and Aa3, respectively.


HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN CALIFORNIA?
In 1999, new municipal issuance in California dropped 21.6% from 1998 levels, paralleling the 21.1% decline in national supply for the same period. Supply in the state during the second half of 1999 was down slightly from that of the first half of the year, as the rising interest rate environment deterred some municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply during 1999 helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds. In California, demand for municipal paper remained stronger than in other states due in part to the state's high taxes. As a result, new California offerings were met with steady interest by both institutional and individual investors.

In February 2000, the state issued $500 million in general obligation bonds, and plans call for the sale of an additional $500 million in April. California voters recently approved $4.5 billion of new state general obligation bonds to fund park, water, and library improvements and home loans for military veterans; these bonds will be issued over several years, as projects near start dates. Even with the new bonds, California's debt ratio remained about 4%, and the state's strong revenue growth is expected to offset higher debt payments.


HOW WERE THE CALIFORNIA FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
During the past year, good call protection helped to support the dividends of NCA, NVC, NUC, and NAC and shield the income of these Funds from erosion. As of February 29, 2000, NAC had provided shareholders with steady dividends since its first dividend payment in July 1999, while NCA and NVC had offered 20 and 22 consecutive months, respectively, of stable dividends. NUC has provided steady or increasing dividends for a period of 97 consecutive months. However, the eroding effect of a small number of bond calls that removed some higher-yielding bonds from the portfolios of NCP, NCO, and NQC led to dividend cuts in these three funds in December 1999. Despite these adjustments, all of the Nuveen California Funds continued to provide competitive market yields that ranged from 6.13% to 6.81%, as shown in the accompanying table.

With the exception of the unleveraged NCA, the Nuveen California Funds are leveraged, which means they issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), thereby adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.


OVERALL, HOW DID THE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended February 29, 2000, the Nuveen California Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmark - the Lehman Brothers California Tax-Exempt Bond Index1 - and the Funds' Lipper Peer Group2 are also presented.

In recognition of their risk-adjusted performance, the Nuveen California Funds, with the exception of NAC, which hasn't been out long enough to be rated, were all awarded a Morningstar3 rating of 4 stars, representing the Funds' overall rating among 190 closed-end municipal bond funds as of February 29, 2000. NCO and NQC received 3 stars and NCA, NCP, NVC, and NUC received 4 stars for the three-year period, representing the Funds' ratings among 190 closed-end municipal bond funds. All of the funds received 4 stars for the five-year period and were rated among 190 closed-end municipal bond funds for that period, ended February 29, 2000. NCA received 4 stars and NCP received 3 stars for the ten-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 190 closed-end municipal bonds for the three- and five-year periods and 38 closed-end municipal bond funds for the 10-year period.


                                                          LEHMAN
                                                           TOTAL    LIPPER
             MARKET YIELD      TOTAL RETURN ON NAV       RETURN1  AVERAGE2
        ------------------------------------------------------------------
                                 1-Year                  1-Year     1-Year
                    Taxable-      Ended    Taxable-       Ended      Ended
         2/29/00  Equivalent4   2/29/00  Equivalent4    2/29/00    2/29/00
        --------  ----------   --------  ----------    --------   --------
NCA       6.13%       9.81%     -5.14%      -2.17%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NCP       6.45%      10.32%     -5.05%      -1.21%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NCO       6.49%      10.38%     -6.40%      -2.57%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NQC       6.22%       9.95%     -6.37%      -2.72%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NVC       6.68%      10.69%     -5.15%      -1.46%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NUC       6.57%      10.51%     -4.62%      -0.92%      -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------
NAC       6.81%      10.90%    -10.69%*     -8.23%*     -2.44%     -6.85%
        --------    --------   --------    --------    --------   --------

* Total return since inception in May 1999. Past performance is not predictive of future results.

     For additional information on your Fund, see its individual Performance Overview in this report.


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to the Funds' durations5. As of February 29, 2000, the durations of all the California Funds covered in this report were longer than the Lehman Brothers California Tax-Exempt Bond Index's 8.16. NCA, which is unleveraged, had an average duration of 10.18, while the durations of the older leveraged California Funds ranged from 11.18 to 12.20. NAC's duration was 20.04, which we believe is typical of a newly established exchange-traded fund. We continue to work toward our long-term goal of reducing the interest rate risk in NAC's portfolio, making changes slowly in an effort to lessen any impact on the Fund's dividend. Over the six months since our last report, NAC's duration was shortened from 20.59.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. Over the 12 months ended February 2000, the yield on the Bond Buyer 25 Revenue Bond Index6 rose from 5.29% to 6.27%. This meant that funds with longer durations, like the Nuveen California Funds, were more likely to underperform the market, as represented by the unleveraged Lehman index.

Over the past 12 months, the durations of the California Funds, with the exception of NAC, lengthened, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The longer durations should help position the California Funds to regain net asset value if the bond market recovers and interest rates decline.


1 The performance of the Nuveen California Funds is compared with that of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the index do not reflect any expenses.

2 The total returns for the Nuveen California Funds are compared with the average annualized return of the 18 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 Morningstar proprietary ratings reflect historical risk-adjusted performance as of February 29, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NCO and NQC received 3 stars and NCA, NCP, NVC, and NUC received four stars for the three-year period. All of the funds received four stars for the five-year period. NCA received 4 stars and NCP received 3 stars for the ten-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 190 closed-end municipal bonds for the three- and five-year periods and 38 closed-end municipal bond funds for the 10-year period.

4 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 37.5%, while the taxable-equivalent total return is based on the annualized total return and the 37.5% combined federal and state income tax rate.

5 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate fund duration unless otherwise noted.

6 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the past 12 months, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors with cash to opt for money market funds and other short-term instruments rather than long-term fixed-income investments over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen California Funds. This resulted in declines in the Funds' share prices from their positions as of February 28, 1999. The following chart illustrates the Funds' share price and NAV activity over the past 12 months.


                                    2/28/99          5/31/99          8/31/99            11/30/99         2/29/00
                                    -------          ------           ------             ------           ------
NCA         Share Price             $10              $9 7/16          $9 1/4             $8 1/4           $8 1/8
                                    ------           ------           ------             -----            ------
            NAV                     $10.32           $10.17           $9.73              $9.47            $9.30
                                    ------           ------           ------             ------           ------
NCP         Share Price             $17 5/16         $16 9/16         $16 15/16          $14 15/16        $14 7/8
                                    ------           ------           ------             ------           ------
            NAV                     $15.86           $15.57           $14.85             $14.41           $14.10
                                    -------          ------           ------             ------           ------
NCO         Share Price             $17 9/16         $16 5/8          $16 7/8            $15 5/16         $15 1/16
                                    -------          ------           ------             ------           ------
            NAV                     $16.24           $15.89           $15.06             $14.55           $14.22
                                    -------          ------           ------             ------           ------
NQC         Share Price             $16 15/16        $15 13/16        $16 3/16           $14 1/2          $14 3/4
                                    -------          ------           ------             ------           ------
            NAV                     $15.96           $15.61           $14.83             $14.32           $14.02
                                    -------          ------           ------             ------           ------
NVC         Share Price             $16 11/16        $15 3/4          $16 1/16           $14 1/16         $14 3/16
                                    -------          ------           ------             ------           ------
            NAV                     $15.86           $15.53           $14.80             $14.34           $14.11
                                    -------          ------           ------             ------           ------
NUC         Share Price             $17 5/16         $16 3/8          $16 5/8            $14 7/8          $14 7/8
                                    -------          ------           ------             ------           ------
            NAV                     $16.33           $15.96           $15.28             $14.85           $14.61
                                    -------          ------           ------             ------           ------
NAC         Share Price                NA            $15 3/16         $15                $12 1/2          $12 11/16
                                    -------          ------           ------             ------           ------
            NAV                        NA            $14.31           $13.33             $12.59           $12.22
                                    -------          ------           ------             ------           ------


Since the prevailing interest rate environment in February 2000 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. Consequently, five of the Funds - NCP, NCO, NQC, NVC, and NUC - saw their premiums (share price above NAV) narrow, while the discount (share price below NAV) on NCA widened over the past 12 months. NAC, which was trading at a premium of 12.53% six months ago (August 31, 1999), also saw its premium narrow. The fact that the leveraged California Funds continued to trade at premiums despite the negative fixed-income environment demonstrates the California market's demand for the dependable tax-free dividends provided by these actively managed long-term municipal bond funds.


TOTAL RETURN ON SHARE PRICE      PREMIUM/DISCOUNT7
  ---------------------------------------------------
 1-Year Ended   Taxable-
      2/29/00 Equivalent4     2/28/99     2/29/00
    ---------  ---------    ---------   ---------

NCA   -14.09%    -11.03%       -3.10%     -12.63%
    ---------  ---------    ---------   ---------
NCP    -8.57%     -5.05%        9.16%       5.50%
    ---------  ---------    ---------   ---------
NCO    -8.75%     -5.22%        8.14%       5.92%
    ---------  ---------    ---------   ---------
NQC    -7.38%     -3.95%        6.12%       5.21%
    ---------  ---------    ---------   ---------
NVC    -9.53%     -6.02%        5.22%       0.55%
    ---------  ---------    ---------   ---------
NUC    -8.60%     -5.12%        6.02%       1.81%
    ---------  ---------    ---------   ---------
NAC   -11.68%*    -9.34%*         NA        3.83%
    ---------  ---------    ---------   ---------

*    Total return since inception in May 1999.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE 12-MONTH PERIOD ENDED FEBRUARY 29, 2000?

The past 12 months represented a difficult period for fixed-income investments, including long-term municipal bond funds such as the Nuveen California Funds. However, it also provided opportunities to enhance the Funds' structure through active trading, with the goal of positioning the Funds to participate in any potential recovery of the bond market in the future. During the past year, we focused on trying to take advantage of such opportunities while continuing to manage the Funds toward their primary objective of providing dependable tax-free dividends.

In order to take advantage of the opportunities we saw in the market, we sold a substantial number of bonds that were due to be called within the next 12 months and reinvested the proceeds in bonds with the potential to benefit the Funds through enhanced structure and improved call protection. As interest rates rose and bond prices declined over the past eight months, active trading also gave us the opportunity to enhance the Funds' tax efficiency. This strategy consists of selling selected bonds that are trading at a loss, realizing the capital losses, and then rolling the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. This not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also, in most cases, increased the net earnings of the Funds. If current market conditions persist, we may continue to focus on implementing this strategy.

Among the bonds we selected for reinvestment of sale proceeds were $80 million in new California general obligation bonds from the $500 million offering brought to market in February 2000. These purchases represented a unique opportunity to restructure the Funds' portfolios with bonds offering 10 years of call protection. With improved credit ratings and a high degree of liquidity, California state paper has been gaining in market acceptance, and we anticipate that these bonds should trade well in comparison to the rest of the California market.


4 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. It is based on the annualized total return and the 37.5% combined federal and state income tax rate.

7 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

We also invested in several different types of issues that we believe represented the best value in the marketplace at the time of purchase, including healthcare bonds and multifamily housing bonds issued and backed by real estate investment trusts (REITs). In the healthcare sector, which has been beset by concerns about deregulation and profitability, we identified a few significant healthcare providers that we believe should perform well. Two of these are Catholic Healthcare West, which is rated Baa1/BBB+, and Cedars-Sinai Medical Center, rated A2, which was one of the top performing bonds in the California market over the past 12 months.

In the housing sector, we purchased REIT-backed bonds issued for Irvine Apartment Communities, Archstone Communities Trust, and Equity Residential Properties. Because these REITs own properties that provide housing for low and moderate income families, they are able to borrow money in the tax-exempt market. This can benefit investors that want to participate in the multifamily housing sector by providing bonds backed by the income from a diversified portfolio of properties, rather than a single property. In addition, these REITs generally own property in markets with significant barriers to entry (e.g., scarcity of land, high property prices, arduous permit processes), giving them a more competitive position. Another feature of these bonds is what is known as a mandatory put, which means that the REIT must repurchase the bonds within a specified period of time (usually 8-13 years). That gave these bonds shorter durations, which enabled them to outperform the market as interest rates rose during recent months.

Additional purchases in most of the California Funds included bonds issued by two major toll road projects: the Foothill/Eastern Transportation Corridor Agency, another of the top performing bonds over the past year, and - in NAC - the Alameda Corridor Transportation Authority. Through the use of secondary market arbitrage (i.e., buying uninsured bonds and insuring them in the secondary market before placing them in the portfolio), the purchase of the Foothill/Eastern bonds allowed us to pick up 10 basis points of incremental yield. NCP and NCO also benefited from holdings of bonds issued by the California Pollution Control Financing Authority for the CanFibre project, which increased in value despite the decline in the bond market. Once the CanFibre project was completed and began operation in May 1999, the construction risk - and the yield intended to compensate investors for assuming this risk - declined, driving up the price of these bonds.

As discussed earlier, the fixed-income markets of the past 12 months provided several opportunities to extend the call protection of the Nuveen California Funds. NCA, NUC, and NAC currently offer good levels of protection, with 11%, 15%, and 2%, respectively, of their portfolios subject to calls in 2000 and 2001. This should provide additional protection and stability for these Funds' dividends over this period. The remaining four funds, which were launched between November 1989 and May 1991, have now entered the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. NCP has 22% of its portfolio subject to calls between now and the end of 2001. NCO has 25% of its portfolio subject to calls over the same time period, while 14% of NQC's portfolio is callable in 2000 and 21% in 2001. For NVC, the largest exposure to calls occurs in 2001, when 34% of the Fund's portfolio is callable.

Market conditions over the next 12 months will determine how we work through these calls. Generally, we plan to hold the bonds as long as possible to maximize income. If market conditions remain the same, we could also have opportunities to sell some bonds before their call dates and reinvest the proceeds in higher yielding bonds. This should help the Funds continue to provide competitive levels of dividends for shareholders.

As of February 29, 2000, all of the Nuveen California Funds offered excellent credit quality, with the portion of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 60% in NCA to 82% in both NVC and NUC. With the exception of NVC and NUC, the California Funds also held substantial allocations of BBB and non-rated bonds, ranging from 19% to 34%. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened over the past 12 months.


WHAT IS NUVEEN'S OUTLOOK FOR THE CALIFORNIA FUNDS?
In the months ahead, we plan to focus on enhancing the Funds' call protection by taking advantage of the higher interest rate environment to sell bonds with shorter call dates and replacing those issues with bonds that extend the portfolios' protection. Another strategy we plan to pursue involves selling REIT-backed bonds as they begin to appreciate and reinvesting the proceeds in bonds with longer maturities. We may also look at selling some non-rated Mello-Roos issues in the retail market in order to purchase similar bonds offering higher yields. If current market conditions persist, our strategies will continue to include efforts to enhance the tax efficiency and dividend-paying capabilities of the Funds. Nuveen Research will continue to play a key role in helping us explore opportunities in all areas of the market that can add value for our shareholders.

Nuveen California Municipal Value Fund, Inc.
Performance Overview
As of February 29, 2000

NCA



PORTFOLIO STATISTICS
Inception Date                               10/87
-------------------------------------------------------
Share Price                                 $8 1/8
-------------------------------------------------------
Net Asset Value                              $9.30
-------------------------------------------------------
Market Yield                                 6.13%
-------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.88%
-------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1          9.81%
-------------------------------------------------------
Fund Net Assets ($000)                    $234,668
-------------------------------------------------------
Average Effective Maturity (Years)           18.97
-------------------------------------------------------
Average Duration                             10.18
-------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
-------------------------------------------------------
1-Year                       -14.09%        -5.14%
-------------------------------------------------------
5-Year                         1.55%         4.43%
-------------------------------------------------------
10-Year                        4.10%         5.70%
-------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
-------------------------------------------------------
1-Year                       -11.03%        -2.17%
-------------------------------------------------------
5-Year                         4.98%         7.83%
-------------------------------------------------------
10-Year                        7.70%         9.38%
-------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Tax Obligation/Limited                         32%
-------------------------------------------------------
U.S. Guaranteed                                20%
-------------------------------------------------------
Transportation                                 10%
-------------------------------------------------------
Housing/Multifamily                             8%
-------------------------------------------------------
Healthcare                                      7%
-------------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3

3/99     0.0415
4/99     0.0415
5/99     0.0415
6/99     0.0415
7/99     0.0415
8/99     0.0415
9/99     0.0415
10/99    0.0415
11/99    0.0415
12/99    0.0415
1/00     0.0415
2/00     0.0415



LINE CHART:
SHARE PRICE PERFORMANCE

3/5/99    9.94
          9.88
          9.88
          9.94
          10
          9.94
          10.13
          10.06
          10
          9.5
          9.44
          9.44
          9.38
          9.38
          9.69
          9.75
          9.81
          9.81
          9.69
          9.81
          9.69
          9.75
          8.94
          9.13
          9.19
          9.31
          8.75
          8.69
          8.88
          8.75
          8.5
          8.44
          8.38
          8.56
          8.31
          8.38
          8.19
          8.19
          7.69
          7.81
          7.88
          8
          7.81
          7.75
          7.75
          8.25
          8.38
          8.25
          8.06
2/29/00   8.125

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0016 per share.

Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview
As of February 29, 2000

NCP



PORTFOLIO STATISTICS
Inception Date                               11/89
------------------------------------------------------
Share Price                                $14 7/8
------------------------------------------------------
Net Asset Value                             $14.10
------------------------------------------------------
Market Yield                                 6.45%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.35%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.32%
------------------------------------------------------
Fund Net Assets ($000)                    $286,230
------------------------------------------------------
Average Effective Maturity (Years)           15.54
------------------------------------------------------
Leverage-Adjusted Duration                   12.05
------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -8.57%        -5.05%
------------------------------------------------------
5-Year                         6.87%         5.43%
------------------------------------------------------
10-Year                        7.28%         7.09%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -5.05%        -1.21%
------------------------------------------------------
5-Year                        10.74%         9.46%
------------------------------------------------------
10-Year                       11.35%        11.28%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                31%
------------------------------------------------------
Tax Obligation/Limited                         17%
------------------------------------------------------
Transportation                                 13%
------------------------------------------------------
Utilities                                      12%
------------------------------------------------------
Water and Sewer                                11%
------------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

3/99     0.083
4/99     0.083
5/99     0.083
6/99     0.083
7/99     0.083
8/99     0.083
9/99     0.083
10/99    0.083
11/99    0.083
12/99    0.08
1/00     0.08
2/00     0.08


LINE CHART:
SHARE PRICE PERFORMANCE

3/5/99    17.5
          17.63
          17.63
          17.81
          17.94
          17.5
          17.69
          17.56
          17.56
          17.13
          16.69
          16.56
          16.69
          16.69
          16.88
          16.81
          17.06
          17.06
          17.06
          17.13
          17.13
          17.31
          16.88
          16.88
          17
          16.94
          16.88
          16.5
          16.63
          16.38
          16.25
          16
          15.63
          15.63
          15.19
          15.25
          14.88
          14.25
          13.63
          13.31
          13.19
          13.5
          13.19
          13.19
          13.94
          14.56
          14.44
          14.75
          14.81
2/29/00   14.875

Weekly Closing Price

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen California Municipal Market Opportunity Fund, Inc.
Performance Overview
As of February 29, 2000

NCO



PORTFOLIO STATISTICS
Inception Date                                5/90
------------------------------------------------------
Share Price                               $15 1/16
------------------------------------------------------
Net Asset Value                             $14.22
------------------------------------------------------
Market Yield                                 6.49%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.41%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.38%
------------------------------------------------------
Fund Net Assets ($000)                    $182,438
------------------------------------------------------
Average Effective Maturity (Years)           16.72
------------------------------------------------------
Leverage-Adjusted Duration                   12.20
------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -8.75%        -6.40%
------------------------------------------------------
5-Year                         6.64%         5.44%
------------------------------------------------------
Since Inception                6.68%         7.00%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
------------------------------------------------------

1-Year                        -5.22%        -2.57%
------------------------------------------------------
5-Year                        10.48%         9.38%
------------------------------------------------------
Since Inception               10.61%        11.05%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                29%
------------------------------------------------------
Tax Obligation/Limited                         24%
------------------------------------------------------
Utilities                                      12%
------------------------------------------------------
Water and Sewer                                10%
------------------------------------------------------
Healthcare                                      8%
------------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share

3/99     0.0845
4/99     0.0845
5/99     0.0845
6/99     0.0845
7/99     0.0845
8/99     0.0845
9/99     0.0845
10/99    0.0845
11/99    0.0845
12/99    0.0815
1/00     0.0815
2/00     0.0815

LINE CHART:
SHARE PRICE PERFORMANCE

3/5/99    17.75
          18.13
          18.13
          18.19
          18.19
          17.94
          18.06
          17.94
          17.5
          17.06
          16.75
          16.63
          16.81
          16.56
          17.13
          17.19
          17.38
          17.44
          17.38
          17.38
          17.38
          17.5
          17.19
          16.94
          17.13
          17.13
          16.75
          16.63
          16.69
          16.69
          16.25
          16
          16.19
          16.19
          15.75
          15.69
          15.44
          14.5
          14
          13.44
          13.56
          13.63
          13.56
          13.63
          14.5
          14.75
          14.63
          14.75
          14.94
2/29/00   15.0625

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview
As of February 29, 2000

NQC



PORTFOLIO STATISTICS
Inception Date                               11/90
------------------------------------------------------
Share Price                                $14 3/4
------------------------------------------------------
Net Asset Value                             $14.02
------------------------------------------------------
Market Yield                                 6.22%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.01%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.95%
------------------------------------------------------
Fund Net Assets ($000)                    $299,929
------------------------------------------------------
Average Effective Maturity (Years)           15.40
------------------------------------------------------
Leverage-Adjusted Duration                   11.51
------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      On Share Price        On NAV
------------------------------------------------------
1-Year                        -7.38%        -6.37%
------------------------------------------------------
5-Year                         6.00%         5.03%
------------------------------------------------------
Since Inception                6.37%         6.76%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      On Share Price        On NAV
------------------------------------------------------
1-Year                        -3.95%        -2.72%
------------------------------------------------------
5-Year                         9.75%         8.92%
------------------------------------------------------
Since Inception               10.29%        10.77%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                33%
------------------------------------------------------
Transportation                                 16%
------------------------------------------------------
Tax Obligation/Limited                         13%
------------------------------------------------------
Healthcare                                     10%
------------------------------------------------------
Tax Obligation/General                          6%
------------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share

3/99     0.0795
4/99     0.0795
5/99     0.0795
6/99     0.0795
7/99     0.0795
8/99     0.0795
9/99     0.0795
10/99    0.0795
11/99    0.0795
12/99    0.0765
1/00     0.0765
2/00     0.0765


LINE CHART:
SHARE PRICE PERFORMANCE

3/5/99    16.69
          17.13
          17.19
          17.13
          16.94
          16.81
          16.75
          16.88
          16.63
          16.25
          15.88
          15.81
          16.19
          16.06
          16.44
          16.31
          16.44
          16.44
          16.5
          16.69
          16.94
          16.31
          16.19
          16.13
          16.13
          16.19
          15.81
          15.38
          15.5
          15.38
          14.88
          14.69
          14.94
          15
          14.69
          14.38
          14.38
          13.31
          13.19
          12.75
          12.81
          12.94
          13.19
          13.13
          13.25
          13.94
          14.19
          14.25
          14.56
2/29/00   14.75


Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen California Select Quality Municipal Fund, Inc.
Performance Overview
As of February 29, 2000

NVC



PORTFOLIO STATISTICS

Inception Date                                5/91
------------------------------------------------------
Share Price                               $14 3/16
------------------------------------------------------
Net Asset Value                             $14.11
------------------------------------------------------
Market Yield                                 6.68%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.68%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.69%
------------------------------------------------------
Fund Net Assets ($000)                    $514,187
------------------------------------------------------
Average Effective Maturity (Years)           16.24
------------------------------------------------------
Leverage-Adjusted Duration                   11.44
------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -9.53%        -5.15%
------------------------------------------------------
5-Year                         6.81%         5.80%
------------------------------------------------------
Since Inception                6.09%         6.90%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -6.02%        -1.46%
------------------------------------------------------
5-Year                        10.63%         9.67%
------------------------------------------------------
Since Inception                9.97%        10.81%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                34%
------------------------------------------------------
Tax Obligation/Limited                         16%
------------------------------------------------------
Healthcare                                     11%
------------------------------------------------------
Utilities                                       8%
------------------------------------------------------
Tax Obligation/General                          8%
------------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

3/99     0.079
4/99     0.079
5/99     0.079
6/99     0.079
7/99     0.079
8/99     0.079
9/99     0.079
10/99    0.079
11/99    0.079
12/99    0.079
1/00     0.079
2/00     0.079


LINE CHART:
SHARE PRICE PERFORMANCE

3/5/99    16.88
          17
          17.06
          17.19
          17
          16.63
          16.63
          16.69
          16.31
          15.75
          15.63
          15.75
          16
          15.63
          16.31
          16.31
          16.31
          16.31
          16.44
          16.56
          16.5
          16.44
          16
          16.13
          16.19
          16.38
          16.06
          15.94
          16
          15.56
          15
          14.75
          14.81
          14.81
          14.75
          14.69
          14.19
          13.75
          12.88
          12.75
          13.13
          13.5
          12.94
          12.94
          13.81
          14.5
          14.5
          14.13
          14.19
2/29/00   14.1875


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen California Quality Income Municipal Fund, Inc.
Performance Overview
As of February 29, 2000

NUC



PORTFOLIO STATISTICS

Inception Date                               11/91
------------------------------------------------------
Share Price                                $14 7/8
------------------------------------------------------
Net Asset Value                             $14.61
------------------------------------------------------
Market Yield                                 6.57%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.52%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.51%
------------------------------------------------------
Fund Net Assets ($000)                    $502,097
------------------------------------------------------
Average Effective Maturity (Years)           15.44
------------------------------------------------------
Leverage-Adjusted Duration                   11.18
------------------------------------------------------

ANNUALIZED TOTAL RETURN
                      On Share Price        On NAV
------------------------------------------------------
1-Year                        -8.60%        -4.62%
------------------------------------------------------
5-Year                         7.66%         6.38%
------------------------------------------------------
Since Inception                6.34%         6.96%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      On Share Price        On NAV
------------------------------------------------------
1-Year                        -5.12%        -0.92%
------------------------------------------------------
5-Year                        11.46%        10.21%
------------------------------------------------------
Since Inception               10.14%        10.77%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                39%
------------------------------------------------------
Tax Obligation/Limited                         21%
------------------------------------------------------
Healthcare                                     10%
------------------------------------------------------
Tax Obligation/General                          8%
------------------------------------------------------
Utilities                                       6%
------------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

3/99     0.0815
4/99     0.0815
5/99     0.0815
6/99     0.0815
7/99     0.0815
8/99     0.0815
9/99     0.0815
10/99    0.0815
11/99    0.0815
12/99    0.0815
1/00     0.0815
2/00     0.0815


LINE CHART:
SHARE PRICE PERFORMANCE
3/5/99    17.63
          17.75
          17.75
          17.81
          17.63
          17.5
          17.63
          17.5
          17.13
          16.25
          16.19
          16.38
          16.56
          16.25
          16.81
          16.63
          16.88
          16.75
          16.81
          17
          16.75
          16.94
          16.63
          16.69
          16.81
          16.88
          16.38
          16.25
          16.19
          16.06
          15.44
          15.19
          15.31
          15.44
          15
          15.13
          14.94
          14.19
          14
          13.56
          13.31
          14.25
          13.5
          13.5
          14
          15.19
          15.25
          15.13
          14.94
2/29/00   14.875


Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen California Dividend Advantage Municipal Fund
Performance Overview
As of February 29, 2000

NAC



PORTFOLIO STATISTICS

Inception Date                                5/99
------------------------------------------------------
Share Price                              $12 11/16
------------------------------------------------------
Net Asset Value                             $12.22
------------------------------------------------------
Market Yield                                 6.81%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.87%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.90%
------------------------------------------------------
Fund Net Assets ($000)                    $460,760
------------------------------------------------------
Average Effective Maturity (Years)           25.79
------------------------------------------------------
Leverage-Adjusted Duration                   20.04
------------------------------------------------------

TOTAL RETURN
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
Since Inception              -11.68%       -10.69%
------------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      On Share Price        On NAV
------------------------------------------------------
Since Inception               -9.34%        -8.23%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Tax Obligation/Limited                         26%
------------------------------------------------------
Water and Sewer                                14%
------------------------------------------------------
Utilities                                      12%
------------------------------------------------------
Housing/Multifamily                            10%
------------------------------------------------------
Healthcare                                     10%
------------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

7/99     0.072
8/99     0.072
9/99     0.072
10/99    0.072
11/99    0.072
12/99    0.072
1/00     0.072
2/00     0.072


LINE CHART:
SHARE PRICE PERFORMANCE

5/28/99   15.1875
          15.125
          15.0625
          15.13
          15.06
          15.13
          15.06
          15.06
          15
          15.06
          15
          15
          15.13
          14.94
          14.69
          14.75
          14.63
          14.56
          14.44
          13.63
          13.38
          13.81
          13.44
          12.88
          13.38
          12.94
          12.88
          12.31
          11.88
          11.81
          12.5
          12.19
          12.13
          12.44
          12.94
          12.56
          12.63
          12.63
2/29/00   12.6875


Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report


THE ANNUAL SHAREHOLDER MEETING WAS HELD IN CHICAGO, ILLINOIS ON OCTOBER 13,
1999.



                                                                                                                           NCA
--------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF CLASS II NOMINEE WAS REACHED AS FOLLOWS:

                                                                                                                          Common
                                                                                                                          Shares
================================================================================================================================
Anne E. Impellizzeri
   For                                                                                                                18,953,898
   Against                                                                                                                30,386
   Abstain                                                                                                               327,311
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                              19,311,595
================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                                                18,972,629
   Against                                                                                                                94,572
   Abstain                                                                                                               244,394
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                              19,311,595
================================================================================================================================



                                                               NCP                                      NCO
-----------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                Preferred      Preferred     Preferred               Preferred     Preferred
                                      Common       Shares         Shares        Shares    Common        Shares        Shares
                                      Shares     Series-T       Series-W      Series-F    Shares      Series-W      Series-F
=============================================================================================================================
Robert P. Bremner
   For                             9,089,701        1,515            598         1,576    6,066,528       1,800           520
   Withhold                          170,683           --              1             3       44,319           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================
Lawrence H. Brown
   For                             9,089,696        1,515            598         1,576    6,062,728       1,800           520
   Withhold                          170,688           --              1             3       48,119           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================
Anne E. Impellizzeri
   For                             9,075,520        1,515            598         1,576    6,061,292       1,800           520
   Withhold                          184,864           --              1             3       49,555           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================
Peter R. Sawers
   For                             9,098,020        1,515            598         1,576    6,064,418       1,800           520
   Withhold                          162,364           --              1             3       46,429           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================
Judith M. Stockdale
   For                             9,075,892        1,515            598         1,576    6,061,442       1,800           520
   Withhold                          184,492           --              1             3       49,405           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================
William J. Schneider
   For                                    --        1,515            598         1,576           --       1,800           520
   Withhold                               --           --              1             3           --           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                  --        1,515            599         1,579           --       1,803           520
=============================================================================================================================
Timothy R. Schwertfeger
   For                                    --        1,515            598         1,576           --       1,800           520
   Withhold                               --           --              1             3           --           3            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                  --        1,515            599         1,579           --       1,803           520
=============================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                             9,135,436        1,515            599         1,573    6,025,726       1,803           520
   Against                            35,036           --             --             6       23,563          --            --
   Abstain                            89,912           --             --            --       61,558          --            --
-----------------------------------------------------------------------------------------------------------------------------
   Total                           9,260,384        1,515            599         1,579    6,110,847       1,803           520
=============================================================================================================================


THE ANNUAL SHAREHOLDER MEETING WAS HELD IN CHICAGO, ILLINOIS ON OCTOBER 13,
1999.



                                                      NQC                                                NVC
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                                  Preferred      Preferred                    Preferred      Preferred     Preferred
                                      Common         Shares         Shares        Common         Shares         Shares        Shares
                                      Shares       Series-M       Series-W        Shares       Series-T       Series-W     Series-TH
====================================================================================================================================

Robert P. Bremner
   For                             8,911,922          3,242            848    18,584,970          1,997          1,487         3,097
   Withhold                           96,595              4             --       207,004             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================
Lawrence H. Brown
   For                             8,915,522          3,242            848    18,578,036          1,997          1,487         3,097
   Withhold                           92,995              4             --       213,938             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================
Anne E. Impellizzeri
   For                             8,915,522          3,242            848    18,562,287          1,997          1,487         3,097
   Withhold                           92,995              4             --       229,687             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================
Peter R. Sawers
   For                             8,915,522          3,242            848    18,564,756          1,997          1,487         3,097
   Withhold                           92,995              4             --       227,218             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================
Judith M. Stockdale
   For                             8,910,102          3,242            848    18,556,092          1,997          1,487         3,097
   Withhold                           98,415              4             --       235,882             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================
William J. Schneider
   For                                    --          3,242            848            --          1,997          1,487         3,097
   Withhold                               --              4             --            --             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --          3,246            848            --          2,016          1,487         3,099
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --          3,242            848            --          1,997          1,487         3,097
   Withhold                               --              4             --            --             19             --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --          3,246            848            --          2,016          1,487         3,099
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                             8,888,214          3,243            848    18,443,330          2,012          1,481         3,091
   Against                            26,307              1             --       108,371              4             --             2
   Abstain                            93,996              2             --       240,273             --              6             6
------------------------------------------------------------------------------------------------------------------------------------
   Total                           9,008,517          3,246            848    18,791,974          2,016          1,487         3,099
====================================================================================================================================


                                                                                                         NUC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                              Preferred      Preferred     Preferred
                                                                                  Common         Shares         Shares        Shares
                                                                                  Shares       Series-M       Series-W      Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                        18,464,986          1,312          2,337         2,598
   Withhold                                                                      113,273             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================
Lawrence H. Brown
   For                                                                        18,456,155          1,312          2,337         2,598
   Withhold                                                                      122,104             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                        18,440,513          1,312          2,337         2,598
   Withhold                                                                      137,746             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================
Peter R. Sawers
   For                                                                        18,454,180          1,312          2,337         2,598
   Withhold                                                                      124,079             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================
Judith M. Stockdale
   For                                                                        18,445,062          1,312          2,337         2,598
   Withhold                                                                      133,197             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================
William J. Schneider
   For                                                                                --          1,312          2,337         2,598
   Withhold                                                                           --             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                              --          1,312          2,340         2,606
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                --          1,312          2,337         2,598
   Withhold                                                                           --             --              3             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                              --          1,312          2,340         2,606
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                        18,298,184          1,312          2,337         2,598
   Against                                                                        64,552             --              3            --
   Abstain                                                                       215,523             --             --             8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      18,578,259          1,312          2,340         2,606
====================================================================================================================================

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA) February 29, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.5%

$       1,835   ABAG Finance Authority for Nonprofit Corporations (California),       7/01 at 102            Aa2          $1,924,988
                 1991 Certificates of Participation (United Way of Santa Clara
                 County Project), 7.200%, 7/01/11

        1,500   Certificates of Participation, California Statewide Community        12/06 at 105            N/R           1,538,865
                 Development Authority, San Diego Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 6.9%

        1,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist       11/02 at 102              A           1,026,520
                 Hospital of Southern California), Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds      12/09 at 101             A2          11,410,680
                 (Cedars - Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        2,370   City of Pasadena, Insured Health Facilities Revenue Bonds             6/00 at 100            AA-           2,370,474
                 (Pacific Clinics), Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102           BBB+           1,339,114
                 Dameron Hospital Association, 1997 Series A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.2%

        9,100   ABAG Finance Authority for Nonprofit Corporations, Multifamily       No Opt. Call            BBB           9,198,462
                 Housing Revenue Refunding Bonds (United Dominion/2000 Post
                 Apartments), 2000 Series B, 6.400%, 8/15/30 (Alternative
                 Minimum Tax) (Mandatory put 8/15/08)

        3,850   California Statewide Communities Development Authority, Multifamily   7/09 at 102            N/R           3,517,938
                 Housing Revenue Bonds (Harbor City Lights Project), Series 1999Y,
                 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Communities Development Authority, Multifamily  No Opt. Call           BBB+           4,834,150
                 Housing Refunding Bonds (Archstone Pelican Point Apartments),
                 Issue 1999H, Archstone Communities Trust, 5.300%, 6/01/29
                 (Mandatory put 6/01/08)

          510   County of Riverside (California), Mobile Home Park Revenue Bonds      4/00 at 100            N/R             465,130
                 (Bravo Mobile Home Park Project), Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, Mobile Home Park Revenue Bonds           7/08 at 102            N/R           1,246,752
                 (Charter Oak Mobile Home Estates Acquisition Project), Series 1998A,
                 5.700%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.9%

        2,200   California Housing Finance Agency, Home Mortgage Revenue Bonds,       2/06 at 102            AAA           2,201,232
                 1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

          490   California Rural Home Mortgage Finance Authority, Single             No Opt. Call            Aaa             522,281
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1993 Issue A Series 2, 7.950%, 12/01/24
                 (Alternative Minimum Tax)

        2,600   California Rural Home Mortgage Finance Authority, Single Family      No Opt. Call            AAA           2,722,928
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

        1,345   Southern California Home Financing Authority, Single Family Mortgage No Opt. Call            AAA           1,362,081
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.0%

        2,720   Revenue Refunding Certificates of Participation (American Baptist    10/07 at 102           BBB-           2,310,667
                 Homes of the West Facilities Project), Series 1997A, 5.750%,
                 10/01/17

        6,445   California Statewide Communities Development Authority, Certificates  4/09 at 101           BBB            5,324,537
                 of Participation, The Internext Group, 5.375%, 4/01/17

        2,000   Riverside County (California), Public Financing Authority,            5/09 at 101           BBB-           1,682,200
                 Certificates of Participation, Air Force Village West, Inc,
                 5.750%, 5/15/19

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 5.1%

$       2,750   State of California, Various Purpose General Obligation Bonds,        8/09 at 101            AAA          $2,353,560
                 5.000%, 8/01/29

        7,500   State of California, Various Purpose General Obligation Bonds,        3/10 at 101            AAA           7,352,925
                 5.750%, 3/01/27 (WI)

        2,325   Temecula Valley Unified School District, County of Riverside,         9/06 at 102            AAA           2,348,878
                 California, 1990 General Obligation Bonds, Series F, 6.000%,
                 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 32.0%

        2,840   Certificates of Participation (1991 Financing Project), County of     9/06 at 102            AAA           2,865,304
                 Alameda, California, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21

        4,500   Bonita Canyon Public Facilities Financing Authority (California),     3/00 at 103            N/R           3,588,390
                 Community Facilities District No. 98-1, Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        9,000   State Public Works Board of the State of California, Lease Revenue    1/06 at 100            AAA           8,338,500
                 Bonds (Department of Corrections), 1996 Series A (California
                 Substance Abuse Treatment Facility and State Prison at Corcoran
                 (Corcoran II)), 5.250%, 1/01/21

        4,000   State Public Works Board of the State of California, Lease Revenue   11/09 at 101            AAA           3,909,440
                 Bonds (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        6,000   Community Facilities District No. 98-2 of the Capistrano, Unified     9/09 at 102            N/R           5,001,540
                 School District (Ladera), California,  Series 1999, Special Tax Bonds,
                 5.750%, 9/01/29

        3,995   Chino Unified School District, Certificates of Participation (1995    9/05 at 102            AAA           4,032,154
                 Master Lease Program), 6.000%, 9/01/20

        2,800   Community Development Commission of the City of Commerce,             8/07 at 102            N/R           2,532,992
                 Redevelopment Project No. 1, Subordinate Lien Tax Allocation,
                 Refunding Bonds, Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, Amended Davis             9/07 at 102            N/R           2,012,960
                 Addition Project Area, 1997 Tax Allocation Refunding Bonds,
                 6.700%, 9/01/14

          915   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series B      5/02 at 102            BBB             964,986
                 (In-Town, Manchester-Prairie and North Inglewood Industrial Park
                 Redevelopment Project - Redevelopment Loans), 7.000%, 5/01/22

        2,000   Los Angeles Convention and Exhibition Center Authority, Lease         8/03 at 102            AAA           1,786,980
                 Revenue Bonds, 1993 Refunding Series A, The City of Los Angeles
                 (California), 5.125%, 8/15/21

        4,735   City of Milpitas, Limited Obligation Improvement Bonds, Local         3/00 at 103            N/R           4,368,322
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.650%, 9/02/13

        3,300   Orange County Development Agency, Santa Ana Heights Project Area,     9/03 at 102            BBB           3,088,008
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

        3,000   Palm Desert Financing Authority, California, Tax Allocation Refunding 4/02 at 100            AAA           2,909,370
                 Revenue Bonds (Project Area No. 1, As Amended), Series 1997,
                 5.625%, 4/01/23

        8,000   Palmdale Elementary School District (Los Angeles County, California)  8/09 at 101            AAA           7,861,040
                 Community Facilities District No. 90-1, Special Tax Bonds,
                 Series 1999, 5.800%, 8/01/29

        1,500   Sacramento Area Flood Control Agency (California), North Area Local  10/05 at 102            AAA           1,380,840
                 Project, Capital Assessment District No. 2 Bonds, Series 1995,
                 5.375%, 10/01/25

        8,000   Redevelopment Agency of the City of San Jose, Merged Area             2/04 at 102            AAA           7,095,040
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 5.000%, 8/01/20

        1,700   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,        1/07 at 101             A2           1,751,034
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11

                City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community
                Facilities District No. 90-2 (Brookside Estates):
        1,000    5.850%, 8/01/09                                                      8/05 at 102            N/R             979,780
        1,000    6.200%, 8/01/15                                                      8/05 at 102            N/R             971,270

        3,470   Upland Community Redevelopment Agency, California, Upland Merged     10/01 at 101            N/R           3,408,859
                 Redevelopment Project, Subordinated Tax Allocation Notes (Low and
                 Moderate Income Housing Fund Projects), Issue of 1999,
                 6.100%, 10/01/04

        3,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101           BBB-           2,976,120
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,570   Vista Joint Powers Financing Authority, Special Tax Leases Revenue    9/05 at 102            N/R          $2,344,765
                 Refunding Bonds, 1997 Series A (California), 5.875%, 9/01/20

        1,000   Vista Joint Power Financing Authority, Special Tax Lease Revenue      7/00 at 100            N/R             911,280
                 Refunding Bonds, 1997 Series B (California), 5.500%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATIOn - 10.0%

       20,000   Foothill/Eastern Transportation Corridor Agency (California),         1/14 at 101           BBB-           9,988,400
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/27

        3,000   Port Of Oakland, California, Revenue Bonds, 1997 Series G,           11/07 at 102            AAA           2,710,440
                 5.375%, 11/01/25 (Alternative Minimum Tax)

        5,000   Airports Commission, City and County of San Francisco, California,    5/06 at 102            AAA           4,767,800
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 10, 5.625%, 5/01/21 (Alternative Minimum Tax)

        5,925   Airports Commission, City and County of San Francisco, California,    5/05 at 101            AAA           5,999,655
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.200%, 5/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.7%

        1,500   California Health Facilities Financing Authority, Revenue Bonds       7/01 at 102         AA-***           1,582,290
                 (St. Joseph Health System), Series 1991 A, 7.000%, 7/01/10
                 (Pre-refunded to 7/01/01)

        5,000   California Statewide Communities Development Authority, Series A,     4/03 at 102         N/R***           5,286,800
                 Certificates of Participation, Pacific Homes, 6.000%, 4/01/17
                 (Pre-refunded to 4/01/03)

        1,725   Trust Certificates, Trustees of the California State University  12/00 at 101 7/8            AAA           1,798,865
                 to the California State University Institute, 7.200%, 6/01/10
                 (Pre-refunded to 12/01/00)

        2,065   County of Contra Costa, California, 1988 Home Mortgage Revenue       No Opt. Call            AAA           2,576,067
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

        1,470   El Paso de Robles Redevelopment Agency (Paso Robles Redevelopment     7/00 at 102         N/R***           1,515,438
                 Project), 1991 Tax Allocation Bonds (Bank Qualified),
                 7.250%, 7/01/21 (Pre-refunded to 7/01/00)

          905   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series C      5/02 at 102          A-***             956,549
                 (In-Town, Manchester and North Inglewood Industrial Park
                 Redevelopment Projects - Housing Set-Aside Loans),
                 7.000%, 5/01/22 (Pre-refunded to 5/01/02)

        2,500   The Community Redevelopment Agency of the City of Los Angeles,        7/00 at 100         BBB***           2,529,875
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        8,515   Los Angeles Convention and Exhibition Center Authority, California,  12/05 at 100            AAA          10,329,717
                 Certificates of Participation, Series 1985, 9.000%, 12/01/20
                 (Pre-refunded to 12/01/05)

        4,000   Modesto Irrigation District Financing Authority, Domestic Water       9/05 at 102            AAA           4,266,600
                 Project Revenue Bonds, Series 1995C, 5.750%, 9/01/22
                 (Pre-refunded to 9/01/05)

        8,565   City of Palmdale, California, Single Family Mortgage Revenue Bonds   No Opt. Call            AAA           3,183,696
                 (GNMA Mortgage-Backed Securities Program), Series 1988A,
                 0.000%, 3/01/17

        1,265   San Benito Hospital District, Insured Health Facility                12/01 at 102         AA-***           1,340,192
                 Revenue Bonds, Series 1991A, 6.750%, 12/01/21
                (Pre-refunded to 12/01/01)

       20,415   County of San Bernardino, California, Single Family Mortgage         No Opt. Call            AAA           5,417,324
                 Revenue Bonds (GNMA Mortgage-Backed Securities), 1988 Series A,
                 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,050   The Regents of the University of California, Refunding Revenue        9/02 at 102            AAA           5,432,538
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.5%

        3,000   California Statewide Communities Development Authority,              12/04 at 102            N/R           2,764,530
                 Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

        3,000   Merced Irrigation District (California), 1998 Revenue                 3/03 at 102            N/R           2,819,730
                 Certificates of Participation (1998 Electric System Project),
                 6.300%, 3/01/19

        3,000   Southern California Public Power Authority, Transmission Project      7/03 at 100            AAA           2,618,250
                 Revenue Bonds, 1993 Subordinate Refunding Series (Southern
                 Transmission Project), 5.000%, 7/01/22



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 5.6%

$       2,015   Azusa Public Financing Authority (California), Revenue Bonds,         7/03 at 102            AAA          $1,751,015
                 Series 1993A (City of Azusa Water System Acquisition Project),
                 5.000%, 7/01/23

        5,000   Castaic Lake Water Agency (California), Refunding Revenue             8/04 at 102            AAA           5,131,350
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20

        7,750   Sacramento County Sanitation Districts Financing Authority,          12/03 at 102             AA           6,357,633
                 1993 Revenue Bonds, 4.750%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------

$     271,410   Total Investments - (cost $234,651,058) - 99.4%                                                          233,258,090
=============
                Other Assets Less Liabilities - 0.6%                                                                       1,409,946
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $234,668,036
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
                            February 29, 2000



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 0.5%

$       1,500   California Educational Facilities Authority, Revenue Bonds           10/06 at 102            AAA          $1,505,385
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 3.0%

        2,780   California Health Facilities Financing Authority, Insured Health      5/03 at 102            AA-           2,786,450
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        2,500    5.250%, 2/01/13                                                      2/03 at 102           Baa1           2,145,850
        4,720    5.000%, 2/01/23                                                      2/03 at 100           Baa1           3,549,723


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.3%

                California Statewide Communities Development Authority,
                Apartment Development Revenue Refunding
                Bonds (Irvine Apartment Communities, L.P.), Series 1998A:
        1,500    5.250%, 5/15/25 (Mandatory put 5/15/13)                              7/08 at 101            BBB           1,389,180
        5,000    4.900%, 5/15/25 (Mandatory put 5/15/08)                              7/08 at 101            BBB           4,749,600
        9,000    5.100%, 5/15/25 (Mandatory put 5/15/10)                              7/08 at 101            BBB           8,505,360

        3,915   The City of Los Angeles Multifamily Housing Revenue Bonds             3/07 at 102            AAA           3,875,145
                 (GNMA Collateralized - Ridgecroft Apartments Project),
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,270   Community Development Commission of the County of Los Angeles,        5/03 at 100            Aaa           2,294,925
                 Mortgage Revenue Refunding Bonds, Series 1993, FHA-Insured
                 Mortgage Loans - Los Tomas Apartments, Section 8 Assisted Project,
                 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

          980   California Housing Finance Agency, Home Mortgage Revenue Bonds,       2/05 at 102            Aa2           1,005,578
                 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

       15,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,    2/10 at 60 3/4            AAA           4,808,100
                 1999 Series N, 0.000%, 2/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.5%

                State of California, Various Purpose General Obligation Bonds:
        4,000    5.000%, 8/01/24                                                      8/09 at 101            AAA           3,478,960
        1,500    5.000%, 8/01/29                                                      8/09 at 101            AAA           1,283,760
        5,500   Hawthorne School District (Los Angeles County, California),          11/08 at 102            AAA           5,232,590
                 General Obligation Bonds, 1997 Election, 1997 Series A,
                 5.500%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.8%

        2,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,            9/03 at 102            BBB           2,005,180
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        3,000   Fontana Public Financing Authority (San Bernardino County,            9/00 at 102            BBB           3,044,340
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

        2,500   Fruitvale School District, Certificates of Participation (1990        6/00 at 102            Baa           2,571,650
                 Improvement Project), 7.875%, 6/01/04

        3,500   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile        3/08 at 102            N/R           2,955,855
                 Home Park Project) Series 1998A (California), 5.700%, 3/01/28

        5,000   Los Angeles County Metropolitan Transportation Authority              7/03 at 100            AAA           4,388,650
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                Certificates of Participation (Western Nevada County Solid Waste
                Management System - 1991 Project), County of Nevada, California:
$       2,445    7.250%, 6/01/08                                                      6/01 at 102             BB          $2,457,298
        2,500    7.500%, 6/01/21                                                      6/01 at 102             BB           2,502,275

        8,800   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102            AAA           8,830,624
                 Participation, Series A, 6.000%, 7/01/26

        2,780   Pleasanton Joint Powers Financing Authority, Reassessment Revenue     9/03 at 102           Baa1           2,865,874
                 Bonds, 1993 Series A, 6.000%, 9/02/05

        1,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian        6/02 at 102            N/R             909,890
                 Hill Redevelopment Project, 1997 Tax Allocation Refunding Bonds,
                 Series S, 5.750%, 6/01/16

        2,905   Redevelopment Agency of the City of San Jose (California),            8/08 at 102              A           2,538,854
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

        6,470   City of San Leandro, California, San Leandro Public Financing         6/03 at 102              A           6,224,528
                 Authority, Certificates of Participation (1993 Seismic Retrofit
                 Financing Project), 5.950%, 6/01/23

                San Marcos Unified School District (California), Community Facilities
                District No. 5 (Rancho Carillo), Series 1999 Special Tax Bonds:
        1,000    5.500%, 9/01/18                                                      3/00 at 103            N/R             854,450
        2,250    5.600%, 9/01/29                                                      3/00 at 103            N/R           1,853,573
        1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A,             9/06 at 102            N/R             918,960
                 Community Facilities District No. 1 (Weston Ranch), 5.800%, 9/01/14

        1,345   Redevelopment Agency of the City of Suisun City, Suisun City         10/03 at 102            AAA           1,345,861
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

        1,750   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A   1/07 at 101             A2           1,802,535
                 (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.4%

                Foothill/Eastern Transportation Corridor Agency (California),
                Toll Road Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                      1/14 at 101           BBB-           2,789,696
       20,000    0.000%, 1/15/29                                                      1/14 at 101           BBB-           9,839,800

        6,000   Foothill/Eastern Transportation Corridor Agency (California),         1/10 at 100            AAA           5,155,680
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        8,000   Port of Oakland, California, Revenue Bonds, 1990 Series D,           No Opt. Call            AAA           8,219,760
                 8.000%, 11/01/00

        5,000   Airports Commission, City and County of San Francisco, California,    5/05 at 101            AAA           5,061,900
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

       39,415   San Joaquin Hills Transportation Corridor Agency, Toll Road          No Opt. Call            AAA           4,362,452
                 Refunding Revenue Bonds, Series 1997 A, 0.000%, 1/15/36


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 30.4%

        6,080   City of Anaheim, California, Certificates of Participation, Anaheim   5/00 at 102            AAA           6,241,971
                 Memorial Hospital Association, 7.125%, 5/15/13
                 (Pre-refunded to 5/15/00)

        2,000   California Educational Facilities Authority, Revenue Bonds           10/00 at 102            Aaa           2,081,120
                 (St. Mary's College of California Project), Series 1990,
                 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

        6,500   California Health Facilities Financing Authority, Insured Hospital    7/00 at 102            AAA           6,696,430
                 Revenue Bonds (Children's Hospital - San Diego), Series 1990,
                 7.000%, 7/01/13 (Pre-refunded to 7/01/00)

        4,800   California Health Facilities Financing Authority, Health Facility    10/00 at 102         N/R***           4,991,808
                 Revenue Bonds (Sisters of Providence), Series 1990,
                 7.500%, 10/01/10 (Pre-refunded to 10/01/00)

                State of California, Various Purpose General Obligation Bond:
        5,710    5.750%, 3/01/14 (Pre-refunded to 3/01/05)                            3/05 at 101         AA-***           6,013,372
        5,190    5.750%, 3/01/19 (Pre-refunded to 3/01/05)                            3/05 at 101         AA-***           5,465,745

        3,000   California Statewide Communities Development Authority               No Opt. Call         N/R***           3,174,660
                 (Triad Healthcare), Revenue Refunding Series 1992, Certificates of
                 Participation, 6.250%, 8/01/06



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

                Trust Certificates, Trustees of the California State University to the
                California State University Institute:
$       1,500    7.100%, 6/01/08 (Pre-refunded to 12/01/00)                      12/00 at 101 7/8            AAA          $1,563,165
        1,610    7.150%, 6/01/09 (Pre-refunded to 12/01/00)                      12/00 at 101 7/8            AAA           1,678,361

        4,000   Contra Costa Water District (Contra Costa County, California),       10/00 at 102         N/R***           4,143,040
                 Water Revenue Bonds, Series C, 6.750%, 10/01/20
                 (Pre-refunded to 10/01/00)

        4,000   County of Contra Costa, California, 1988 Home Mortgage Revenue       No Opt. Call            AAA           4,989,960
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

        3,000   Hospital Revenue Certificates of Participation (Desert Hospital       7/00 at 102            AAA           3,101,460
                 Corporation Project), Series 1990 (California),
                 8.100%, 7/01/20 (Pre-refunded to 7/01/00)

       10,000   East Bay Municipal Utility District (Alameda and Contra Costa         6/00 at 102            AAA          10,289,500
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

        3,000   Folsom Public Financing Authority (Sacramento County, California),   10/00 at 102         N/R***           3,115,740
                 1990 Local Agency Revenue Bonds, Series A, 7.250%, 10/01/10
                 (Pre-refunded to 10/01/00)

        3,000   Foothill/Eastern Transportation Corridor Agency (California),         1/07 at 100            Aaa           3,203,040
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,000   LaQuinta Redevelopment Agency, LaQuinta Redevelopment Project,        9/00 at 102            AAA           2,084,040
                 Tax Allocation Refunding Bonds, Series 1990, 8.400%, 9/01/12
                 (Pre-refunded to 9/01/00)

        5,000   Modesto Irrigation District Financing Authority, Domestic Water       9/02 at 102            AAA           5,285,800
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                 (Pre-refunded to 9/01/02)

        2,500   County of Riverside, California (1994 Desert Justice Facility        12/04 at 101            AAA           2,693,000
                 Project), Certificates of Participation, 6.250%, 12/01/21
                 (Pre-refunded to 12/01/04)

        4,630   County of Sacramento (California), Airport System and Subordinated    7/06 at 102            AAA           5,010,679
                 Revenue Bonds, Series 1996D, 6.000%, 7/01/16
                 (Pre-refunded to 7/01/06)

        2,650   San Diego County Water Authority, Water Revenue Certificates          5/01 at 102         AA-***           2,769,171
                 of Participation, Series 1991A, 6.375%, 5/01/06
                 (Pre-refunded to 5/01/01)

        2,500   Sierra View Local Hospital District, Insured Health Facility Revenue  3/02 at 102         N/R***           2,638,075
                 Bonds, Series 1992, 6.400%, 3/01/22 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.3%

       10,250   California Pollution Control Financing Authority, Solid Waste         7/07 at 102            N/R          10,944,643
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)

        5,160   California Statewide Communities Development Authority,              12/04 at 102            N/R           4,754,992
                 Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

       12,600   City of Chula Vista, Industrial Development Revenue Bonds            12/02 at 102            AAA          12,731,796
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        4,545   Department of Water and Power of the City of Los Angeles             10/03 at 102            Aa3           3,808,437
                 (California), Electric Plant Revenue Bonds, Second Issue of 1993,
                 5.000%, 10/15/33


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.5%

                Department of Water and Power of the City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
        3,000    4.500%, 5/15/13                                                      5/03 at 102             AA           2,652,180
        4,270    4.500%, 5/15/18                                                      5/03 at 102             AA           3,489,999

        5,500   The Metropolitan Water District of Southern California, Water        No Opt. Call             AA           6,619,580
                 Revenue Bonds, Issue of 1992, 8.000%, 7/01/08

        8,500   The Metropolitan Water District of Southern California, Water         7/06 at 100            AAA           7,162,440
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        5,000   Orange County Water District (California), Series 1993A, Revenue      8/03 at 100             AA           4,443,750
                 Certificates of Participation, 5.000%, 8/15/18



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,500   Pajaro Valley Water Management Agency (California), Revenue           3/09 at 101            AAA          $2,439,723
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29

        4,585   City of Santa Maria, California, Water and Wastewater Revenue         8/12 at 101            AAA           3,207,070
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------

$     343,005   Total Investments - (cost $278,030,668) - 97.7%                                                          279,595,038
=============
                SHORT-TERM INVESTMENTS - 1.4%

$   4,000,000   Orange County Sanitation District, Certificates of Participation,                         VMIG-1           4,000,000
=============     Variable Rate Demand Bonds, 3.200%, 8/01/17+
                Other Assets Less Liabilities - 0.9%                                                                       2,635,321
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $286,230,359
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 3.7%

$       6,500   California Educational Facilities Authority, Refunding Revenue Bonds  1/08 at 101            AAA          $5,675,995
                 (Stanford University), Series O, 5.125%, 1/01/31

        1,000   California Educational Facilities Authority, Revenue Bonds           10/06 at 102            AAA           1,003,590
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.9%

        2,000   California Health Facilities Financing Authority, Insured Health      5/03 at 102            AA-           2,004,640
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

        6,800   Central Joint Powers Health Financing Authority, Certificates         2/03 at 100           Baa1           5,114,008
                 of Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

                City of Loma Linda California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
        4,905    5.750%, 12/01/03                                                    No Opt. Call            N/R           4,678,585
        3,000    6.500%, 12/01/18                                                    12/03 at 102            N/R           2,648,040


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.7%

        5,675   California Statewide Communities Development Authority,               7/08 at 101            BBB           5,255,731
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        1,550   Housing Authority of the County of San Bernardino (California),      No Opt. Call             A3           1,460,379
                 Multifamily Housing Revenue Refunding Bonds (Equity Residential/
                 Redlands Lawn and Tennis Apartments), Issue 1999A,
                 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.1%

        3,000   State of California, Various Purpose General Obligation Bonds,        8/09 at 101            AAA           2,567,520
                 5.000%, 8/01/29

        4,950   State of California, Various Purpose General Obligation Bonds,        3/10 at 101            AAA           4,852,931
                 5.750%, 3/01/27 (WI)

          725   Fresno Unified School District (Fresno County, California),           2/13 at 103            AAA             790,083
                 1998 General Obligation Refunding Bonds, Series A,
                 6.550%, 8/01/20

        1,000   Pomona Unified School District, General Obligation Refunding          8/11 at 103            AAA           1,065,010
                 Bonds, Series 1997-A, 6.150%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.3%

        2,975   California Statewide Communities Development Authority,              11/03 at 102            N/R           2,740,035
                 Certificates of Participation (Wildwood Elementary School
                 Project), 1999 Series A, 6.100%, 11/01/15

        5,000   Fontana Public Financing Authority (San Bernardino County,            9/00 at 102            BBB           5,073,900
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

        1,440   Inglewood Redevelopment Agency (City of Inglewood, Los Angeles       No Opt. Call            BBB           1,439,525
                 County, California), Century Redevelopment Project,
                 1993 Tax Allocation Bonds, Series A, 5.900%, 7/01/03

        3,250   Lake Elsinore School Financing Authority (California),                9/08 at 101            N/R           2,815,215
                 1998 Special Tax Revenue Bonds (Horsethief Canyon),
                 5.625%, 9/01/16

        2,000   County of Mendocino (California), Certificates of Participation,      8/03 at 102              A           1,942,400
                 Series 1993 (Mendocino County Public Facilities Financing
                 Corporation), 6.000%, 8/15/23

                Certificates of Participation (Western Nevada County Solid Waste
                Management System - 1991 Project), County of Nevada, California:
        2,500    7.250%, 6/01/08                                                      6/01 at 102             BB           2,512,575
        2,000    7.500%, 6/01/21                                                      6/01 at 102             BB           2,001,820

        1,000   City of Ontario, Community Facilities District No. 5 (Freeway         9/06 at 102            N/R             988,580
                 Interchange Project), Special Tax Bonds, Series 1997,
                 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call            AAA          13,079,346
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,255   San Bernardino County, California, Certificates of Participation,     8/05 at 102            AAA          $2,134,132
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22

        1,045   Redevelopment Agency of Suisun City, Suisun City Redevelopment       10/03 at 102            AAA           1,045,669
                 Project, 1993 Tax Allocation Refunding Bonds (County of Solano,
                 California), 5.900%, 10/01/23

        7,000   Community Redevelopment Agency of the City of Union City             10/09 at 101            AAA           6,834,520
                 (California), Redevelopment Project Tax Allocation Bonds,
                 Series 1999, 5.750%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        4,000   Harbor Department of the City of Los Angeles, Revenue Bonds,          8/02 at 102             AA           4,160,000
                 Issue of 1995 Series B, 6.625%, 8/01/19 (Alternative Minimum Tax)

        5,000   County of Sacramento, Airport System Revenue Bonds, Series 1996,      7/06 at 102            AAA           4,900,250
                 5.900%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 28.6%

        1,900   California Health Facilities Financing Authority, Insured Hospital   10/00 at 102            AAA           1,976,836
                 Revenue Bonds (Children's Hospital of San Francisco),
                 1990 Series A, 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

        2,500   State of California, Various Purpose General Obligation Bond,         3/05 at 101         AA-***           2,632,825
                 5.750%, 3/01/19 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority               No Opt. Call         N/R***           3,174,660
                 (Triad Healthcare), Revenue Refunding Series 1992, Certificates of
                 Participation, 6.250%, 8/01/06

        5,000   Certificates of Participation (Water System Improvement Projects),    8/00 at 102            AAA           5,166,700
                 Series 1990, Castaic Lake Water Agency, California,
                 7.125%, 8/01/16 (Pre-refunded to 8/01/00)

        3,300   Contra Costa Water Authority (Contra Costa County, California),      10/00 at 102         N/R***           3,421,968
                 Water Treatment Revenue Bonds, 1990 Series A,
                 6.875%, 10/01/20 (Pre-refunded to 10/01/00)

        5,000   Hospital Revenue Certificates of Participation (Desert Hospital       7/00 at 102            AAA           5,169,100
                 Corporation Project), Series 1990 (California), 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

        1,000   Foothill/Eastern Transportation Corridor Agency (California),         1/07 at 100            Aaa           1,067,680
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        5,000   The City of Los Angeles (California), Los Angeles Convention          8/00 at 102            AAA           5,170,150
                 and Exhibition Center, Certificates of Participation, 1990 Series,
                 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

        4,000   Orange County Water District (1990 Project A), Certificates           8/00 at 102            AAA           4,136,120
                 of Participation (California), 7.000%, 8/15/15
                 (Pre-refunded to 8/15/00)

                Pomona Public Financing Authority, California, 1990 Lease Purchase
                Revenue Bonds, Series J:
        4,035    7.700%, 10/01/07 (Pre-refunded to 10/01/00)                         10/00 at 102          A-***           4,202,816
        2,000    7.875%, 10/01/15 (Pre-refunded to 10/01/00)                         10/00 at 102          A-***           2,085,140

        4,000   City of Pomona, California, Single Family Mortgage Revenue           No Opt. Call            AAA           4,710,920
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed
                 Securities), Series 1990B, 7.500%, 8/01/23

        2,445   San Bernardino County, California, Certificates of Participation,     8/05 at 102            AAA           2,572,580
                 Series 1995 (Medical Center Financing Project),
                 5.500%, 8/01/22 (Pre-refunded to 8/01/05)

        2,000   Sierra View Local Hospital District, Insured Health Facility          3/02 at 102         N/R***           2,110,460
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)

        4,620   Vista Joint Powers Financing Authority, 1993 Series B Lease           9/00 at 101          A-***           4,717,066
                 Revenue Bonds (Hacienda Drive and Buena Vista Creek),
                 6.100%, 9/01/20 (Pre-refunded to 9/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.4%

        1,500   California Pollution Control Financing Authority, Pollution Control   9/09 at 101            AAA           1,395,315
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

        6,750   California Pollution Control Financing Authority, Solid Waste         7/07 at 102            N/R           7,207,448
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)

        4,500   California Statewide Communities Development Authority,              12/04 at 102            N/R           4,146,794
                 Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

        8,000   City of Chula Vista, Industrial Development Revenue Bonds            12/02 at 102            AAA           8,083,680
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 9.9%

$       4,000   The City of Los Angeles, California, Wastewater System Revenue       11/03 at 102            AAA          $3,376,520
                 Bonds, Series 1993-D, 4.700%, 11/01/19

        6,000   The Metropolitan Water District of Southern California, Water         7/06 at 100            AAA           5,055,840
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        3,000   The Metropolitan Water District of Southern California,               1/08 at 101            AAA           2,562,600
                 Water Revenue Bonds, 1997 Authorization, Series A,
                 5.000%, 7/01/30

       10,000   City of Santa Maria, California, Water and Wastewater                 8/12 at 101            AAA           6,994,700
                 Revenue Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     185,020   Total Investments - (cost $177,637,047) - 98.6%                                                          179,922,397
=============
                Other Assets Less Liabilities - 1.4%                                                                       2,515,660
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $182,438,057
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.8%

$       5,500   California Pollution Control Financing Authority, Fixed Rate          2/01 at 103            BBB          $5,512,375
                 Resource Recovery Revenue Bonds (Waste Management, Inc.),
                 1991 Composite Series A, 7.150%, 2/01/11
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.9%

          640   California Educational Facilities Authority, Revenue Bonds (Chapman   1/01 at 102           Baa2             661,254
                 College), Series 1991, 7.300%, 1/01/02

        1,500   California Educational Facilities Authority, Revenue Bonds           10/06 at 102            AAA           1,505,385
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

        4,000   State Public Works Board of the State of California, Lease Revenue    3/06 at 102            AAA           3,931,280
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community Colleges Projects), 5.625%, 3/01/19

        6,000   State Public Works Board of the State of California, Lease Revenue   10/07 at 102             A+           5,560,980
                 Bonds (Various California State University Projects),
                 1997 Series C, 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.6%

       10,000   California Health Facilities Financing Authority, Kaiser Permanente  12/00 at 102              A          10,418,400
                 Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        3,250    5.250%, 2/01/13                                                      2/03 at 102           Baa1           2,789,605
        7,260    5.500%, 2/01/15                                                      2/03 at 102           Baa1           6,213,035

        5,000   City of Loma Linda, California, Hospital Revenue Bonds               12/03 at 102            N/R           4,413,400
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        1,000   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102           BBB+             893,290
                 Dameron Hospital Association, 1997 Series A, 5.700%, 12/01/14

        4,455   Tulare Local Health Care District (California), Insured Health       12/07 at 102            AA-           3,922,004
                  Facility Revenue Bonds, Series 1998, 5.200%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2%

                California Statewide Communities Development Authority,
                Apartment Development Revenue Refunding
                Bonds (Irvine Apartment Communities, L.P.), Series 1998A:
        6,250    5.250%, 5/15/25 (Mandatory put 5/15/13)                              7/08 at 101            BBB           5,788,250
       10,000    4.900%, 5/15/25 (Mandatory put 5/15/08)                              7/08 at 101            BBB           9,499,200

          415   City of Stanton, Multifamily Housing Revenue Bonds (Continental       8/07 at 102            AAA             415,730
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

       35,750   California Housing Finance Agency, Home Mortgage Revenue         8/09 at 40 15/32            AAA           7,567,203
                 Bonds, 1999 Series L, 0.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.1%

       14,000   State of California, Various Purpose General Obligation Bonds,        3/10 at 101            AAA          13,725,460
                 5.750%, 3/01/27 (WI)

        2,395   Fontana Unified School District, San Bernardino County, California,   5/09 at 102            AAA           2,315,630
                 1997 General Obligation Refunding Bonds, Series A,
                 0.000%, 5/01/17

        2,000   Pomona Unified School District, General Obligation Refunding          8/11 at 103            AAA           2,156,800
                 Bonds, Series 1997-A, 6.500%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.0%

        7,000   Certificates of Participation (1990 Adelanto Return to Custody        4/00 at 102             A-           7,155,540
                 Facility), City of Adelanto, California, 7.100%, 4/01/10

        1,500   City of Irvine, Mobile Home Park Revenue Bonds (Meadows               3/08 at 102            N/R           1,266,795
                 Mobile Home Park Project), Series 1998A (California),
                 5.700%, 3/01/28


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       1,685   City of Ontario, Community Facilities District No. 5 (Freeway         9/06 at 102            N/R          $1,665,757
                 Interchange Project), Special Tax Bonds, Series 1997,
                 6.375%, 9/01/17

        3,600   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call            AAA           4,319,784
                 County, California), 1995 Revenue Refunding Bonds
                 (Ontario Redevelopment Project No.1), 7.400%, 8/01/25

       10,075   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102            AAA          10,110,061
                 Participation, Series A, 6.000%, 7/01/26

        1,780   Palm Desert Financing Authority, Tax Allocation Revenue Bonds        10/02 at 103            AAA           1,646,073
                 (Project Area No. 4), Series 1998, 4.750%, 10/01/13

        2,000   Redding Joint Powers Financing Authority, Solid Waste and             1/04 at 102             A3           1,936,360
                 Corporate Yard Lease Revenue Bonds, Series 1993A,
                 5.500%, 1/01/13

        1,500   City of Richmond, Limited Obligation Refunding Improvement            3/00 at 103            N/R           1,506,705
                 Bonds, Reassessment District No. 855 (Atlas Road West and
                 Interchange), 6.600%, 9/02/19

        9,000   Redevelopment Agency of the City of San Jose, Merged Area             2/04 at 102            AAA           7,452,000
                 Redevelopment Project, Tax Allocation Bonds,
                 Series 1993, 4.750%, 8/01/24

        2,000   Redevelopment Agency of the City of San Leandro, Plaza 1              6/03 at 102             A-           1,987,500
                 and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                 Series A, 6.125%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 15.6%

       20,000   Alameda Corridor Transportation Authority (California), Tax-Exempt   10/09 at 101            AAA          17,110,800
                 Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29

       30,000   Foothill/Eastern Transportation Corridor Agency (California),         1/14 at 101           BBB-          14,759,700
                  Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency (California),         1/10 at 100            AAA           1,718,560
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

       12,000   Airports Commission, City and County of San Francisco, California,    5/05 at 101            AAA          12,148,560
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

        1,000   Airports Commission, City and County of San Francisco,                5/06 at 101            AAA           1,019,400
                 California, San Francisco International Airport, Second Revenue
                 Bonds, Issue 12A, 5.625%, 5/01/11 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.7%

        5,885   Calaveras County Water District (California), Certificates of         5/01 at 102            AAA           6,186,018
                 Participation (1991 Ebbetts Pass Water System Improvements
                 Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

        8,075   California Health Facilities Financing Authority, Hospital Revenue   11/00 at 102          A2***           8,398,485
                 Refunding Bonds (Cedars-Sinai Medical Center), Series 1990,
                 7.000%, 11/01/15 (Pre-refunded to 11/01/00)

       12,830   State of California, Various Purpose General Obligation Bond,         3/05 at 101         AA-***          13,511,658
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        3,500   State Public Works Board of the State of California, Lease           11/04 at 102            Aaa           3,886,400
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison-Monterey County (Soledad II)),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        3,000   California Statewide Communities Development Authority               No Opt. Call         N/R***           3,174,660
                 (Triad Healthcare), Revenue Refunding Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

        5,500   Certificates of Participation (Open Space Acquisition Project),       4/01 at 102         N/R***           5,784,900
                 City of Cupertino, California, Cupertino Public Facilities
                 Corporation, 7.125%, 4/01/16 (Pre-refunded to 4/01/01)

        4,500   Hospital Revenue Certificates of Participation (Desert Hospital       7/00 at 102            AAA           4,650,795
                 Corporation Project), Series 1990 (California), 8.000%, 7/01/10
                 (Pre-refunded to 7/01/00)

        8,650   Fontana Public Financing Authority (San Bernardino County,           12/01 at 102         N/R***           9,303,767
                 California), Subordinate Lien Tax Allocation Revenue Bonds
                 (North Fontana Redevelopment Project), 1991 Series A,
                 7.750%, 12/01/20 (Pre-refunded to 12/01/01)

        1,000   Foothill/Eastern Transportation Corridor Agency (California),         1/07 at 100            Aaa           1,067,680
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,750   Certificates of Participation, Fresno Unified School District,        5/01 at 102        BBB+***           2,899,353
                 Fresno County, California, Series of 1991A for Project Phase VI,
                 7.200%, 5/01/11 (Pre-refunded to 5/01/01)


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,500   The Community Redevelopment Agency of the City of Los Angeles,        7/00 at 100         BBB***          $2,529,875
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        5,500   Los Angeles County Metropolitan Transportation Authority              7/01 at 102            Aaa           5,785,505
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

        8,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,        12/00 at 102            AAA           8,394,880
                 1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

        8,000   Redevelopment Agency of the City of Pittsburgh, California,           8/01 at 103            AAA           8,548,640
                 Los Medanos Community Development Project, Tax Allocation
                 Bonds, Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

        6,505   Poway Redevelopment Agency, California City of Poway,                 1/01 at 102            AAA           6,803,580
                 1991 Capital Improvement Project, Certificates of Participation
                 (Poway Royal Mobile Home Park), 7.200%, 1/01/24
                 (Pre-refunded to 1/01/01)

        3,500   West Contra Costa Hospital District, Insured Health Facility         11/04 at 102         N/R***           3,804,010
                 Refunding Revenue Bonds, Series 1994, 6.500%, 11/01/17
                 (Pre-refunded to 11/01/04)

        3,365   West Side Hospital District (Kern County, California), Insured        2/01 at 102         N/R***           3,507,474
                 Revenue Bonds, Series 1991A, 7.500%, 2/01/23
                 (Pre-refunded to 2/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.5%

        7,945   City of Chula Vista, Industrial Development Revenue Bonds            12/02 at 102            AAA           8,028,105
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        7,990   Department of Water and Power of the City of Los Angeles,             1/01 at 102            Aa3           8,342,359
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.9%

        4,000   State of California, Department of Water Resources, Central Valley 12/06 at 101 1/2          AAA           3,673,800
                 Project, Water System Revenue Bonds, Series Q, 5.375%, 12/01/27

        5,500   Orange County Water District (California), Series 1993A,              8/03 at 100             AA           4,888,123
                 Certificates of Participation, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------

$     343,050   Total Investments - (cost $295,146,339) - 98.8%                                                          296,262,943
=============
                SHORT-TERM INVESTMENTS - 0.4%

$   1,100,000   Newport Beach, Variable Rate Demand Revenue Bonds,
=============    Series 1996-C (Hoag Memorial Hospital), 10/01/26+                                        VMIG-1           1,100,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       2,566,420
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $299,929,363
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.

     + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.7%

$       9,150   California Pollution Control Financing Authority, Sewage and         12/06 at 101             A+          $8,700,644
                 Solid Waste Disposal Facilities Revenue Bonds (Anheuser-Busch
                 Project), Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.9%

        5,000   California Educational Facilities Authority, Revenue Bonds           10/06 at 102            AAA           4,312,450
                 (Chapman University), Series 1996, 5.125%, 10/01/26

        6,000   The Regents of the University of California, Refunding Revenue        9/03 at 102            AAA           5,211,780
                 Bonds (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.7%

        9,500   California Pollution Control Financing Authority, Exempt Facilities  12/06 at 102            AAA           8,666,565
                 Revenue Bonds, Series 1996 (Mobil Oil Corporation Project),
                 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 10.4%

       13,500   California Health Facilities Financing Authority, Revenue Bonds      12/09 at 101             A2          12,837,015
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health      7/04 at 102            AAA           2,545,050
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 4.750%, 7/01/19

        7,485   California Health Facilities Financing Authority, Kaiser Permanente   3/01 at 102              A           7,723,921
                 Refunding Revenue Bonds, 1991 Series A, 6.500%, 3/01/11

       14,000   California Statewide Communities Development Authority,               7/10 at 101           BBB+          13,569,080
                 Certificates of Participation, Catholic Healthcare West,
                 6.500%, 7/01/20

        1,775   California Statewide Communities Development Authority,               7/03 at 102             AA           1,609,464
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/23

        9,350   City of Loma Linda, California, Hospital Revenue Refunding           12/03 at 102            AAA           8,601,626
                 Bonds (Loma Linda University Medical Center Project),
                 Series 1993-C, 5.375%, 12/01/22

        6,000   County of Madera, California, Certificates of Participation           3/05 at 102            AAA           5,812,440
                 (Valley Children's Hospital Project), Series 1995, 5.750%, 3/15/28

        1,050   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102           BBB+             953,180
                 Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.7%

        3,455   California Housing Finance Agency, Insured Housing Revenue            8/01 at 102            AAA           3,581,211
                 Bonds, 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

        9,250   California Statewide Communities Development Authority,               7/08 at 101            BBB           8,566,610
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue       3/09 at 102            N/R           1,753,560
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.9%

        5,055   California Housing Finance Agency, Single Family Mortgage             5/05 at 102            Aaa           5,106,561
                 Bonds, 1995 Issue A-2, 6.350%, 8/01/15 (Alternative Minimum Tax)

                California Housing Finance Agency, Single Family Mortgage Bonds,
                1995 Issue B:
        1,525    6.250%, 8/01/14 (Alternative Minimum Tax)                           10/05 at 102            AAA           1,509,643
        7,800    6.250%, 2/01/18 (Alternative Minimum Tax)                           10/05 at 102            AAA           7,860,294

        1,970   California Housing Finance Agency, Home Mortgage Revenue              8/01 at 102            Aa2           2,012,296
                 Bonds, 1991 Series G, 7.050%, 8/01/27
                 (Alternative Minimum Tax)

        5,845   California Housing Finance Agency, Home Mortgage Revenue Bonds,       2/06 at 102            AAA           5,738,329
                 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$       5,675   California Housing Finance Agency, Home Mortgage Revenue              8/06 at 102            Aa2          $5,645,150
                 Bonds, 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

        1,670   California Rural Home Mortgage Finance Authority, Single Family      No Opt. Call            AAA           1,777,164
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

        3,750   Puerto Rico Housing Bank and Finance Agency, Affordable Housing       4/05 at 102            AAA           3,751,650
                 Mortgage Subsidy Program, Single Family Mortgage Revenue
                 Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

        2,255   Southern California Home Financing Authority, Single Family          10/01 at 102             AA           2,318,478
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities), Program 1991 Issue B, 6.900%, 10/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.4%

        9,405   State of California, Various Purpose General Obligation Bonds,        3/00 at 100            AA-           9,414,405
                 6.400%, 2/01/20 (Alternative Minimum Tax)

                State of California, Various Purpose General Obligation Bonds:
        7,000    5.500%, 9/01/24                                                      9/09 at 101            AA-           6,592,110
        1,250    4.750%, 4/01/29                                                      4/09 at 101            AA-           1,017,850
       10,000    5.750%, 3/01/27 (WI)                                                 3/10 at 101            AAA           9,803,900

       13,020   City of Los Angeles, California, Unified School District,             7/08 at 101            AAA          11,372,840
                 General Obligation Bonds, Election of 1997 Series B,
                 5.000%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.4%

       10,000   Anaheim Public Financing Authority, Lease Revenue Bonds              No Opt. Call            AAA           1,461,600
                 (Anaheim Public Improvements Project), Subordinate Lease
                 Revenue Bonds, 1997 Series C, 0.000%, 9/01/31

        9,725   Avalon Community Improvement Agency, Community Improvement            8/01 at 102             A-          10,276,505
                 Project Area Tax Allocation Bonds, Series 1991 A, 7.250%, 8/01/21

        2,215   Brea Public Financing Authority (Orange County, California),          8/01 at 102            AAA           2,317,754
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22

        5,000   State Public Works Board of California, Lease Revenue Refunding       9/08 at 101            AAA           4,408,600
                 Bonds (Department of Corrections), 1998 Series B (California
                 State Prisons - Imperial County), 5.000%, 9/01/21

        6,000   Cerritos Public Financing Authority (Cerritos, California),          11/03 at 102             A-           5,940,060
                 1993 Revenue Bonds, Series A (Tax Exempt), Los Cerritos
                 Redevelopment Project Loan, 6.050%, 11/01/20

        5,000   Culver City Redevelopment Financing Authority,                       11/03 at 102            AAA           4,351,950
                 1993 Tax Allocation Refunding Revenue Bonds,
                 5.000%, 11/01/23

        3,510   Long Beach Bond Finance Authority, Lease Revenue and Refunding       10/07 at 102            AAA           3,018,705
                 Bonds (Civic Center Project), 1997 Series A, 5.000%, 10/01/27

       19,500   Los Angeles County Metropolitan Transportation Authority (California), 7/08 at 101           AAA          17,033,055
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior
                 Bonds, Series 1998-A, 5.000%, 7/01/23

        3,605   Oakland State Building Authority, Lease Revenue Bonds                 4/08 at 101            AAA           3,151,311
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        1,390   City of Palm Springs Financing Authority, Tax Allocation Bonds,       8/01 at 102             A-           1,448,505
                 1991 Series B (Agency Loans), 6.800%, 8/01/11

        2,185   Pleasanton Joint Powers Financing Authority, Reassessment             9/03 at 102           Baa1           2,214,956
                 Revenue Bonds, 1993 Series A, 6.150%, 9/02/12

        2,550   Riverside Public Financing Authority (Riverside County, California),  2/01 at 102            N/R           2,635,400
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18

        5,235   City and County of San Francisco, Redevelopment Financing             8/03 at 103              A           4,671,923
                 Authority, 1993 Series C Tax Allocation Revenue Bonds (San
                 Francisco Redevelopment Projects), 5.125%, 8/01/18

       10,000   Redevelopment Agency of the City of San Jose (California),            8/08 at 102              A           8,739,600
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

       14,245   Santa Ana Unified School District (1999 Financing Project),          No Opt. Call            AAA           3,284,042
                 Certificates of Participation (Orange County, California),
                 0.000%, 4/01/24

        5,000   City of West Hollywood (Los Angeles County, California),              2/08 at 102            AAA           4,325,550
                 1998 Refunding Certificates of Participation, City of West
                 Hollywood Public Facilities Corporation, 5.000%, 2/01/25


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 4.4%

$       5,000   Alameda Corridor Transportation Authority (California),              10/09 at 101            AAA          $4,277,700
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

        3,275   California Statewide Communities Development Authority,              10/07 at 102           Baa3           2,756,142
                 Special Facilities Lease Revenue Bonds, 1997 Series A,
                 5.700%, 10/01/33 (Alternative Minimum Tax)

        4,950   Foothill/Eastern Transportation Corridor Agency (California),         1/10 at 100            AAA           4,253,436
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        7,500   Harbor Department of the City of Los Angeles, Revenue Bonds,          8/06 at 101            AAA           7,562,625
                 Issue of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

        3,450   Airport Commission, City and County of San Francisco, California,     5/04 at 102            AAA           3,550,223
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 33.5%

        5,285   Brea Public Financing Authority (Orange County, California),          8/01 at 102            AAA           5,568,752
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

        5,000   California Health Facilities Financing Authority, Insured Health      8/01 at 102         AA-***           5,281,950
                 Facility Revenue Bonds (The H.E.L.P.  Group), 1991 Series A,
                 7.000%, 8/01/21 (Pre-refunded to 8/01/01)

        3,000   California Pollution Control Financing Authority, Solid Waste         7/02 at 102            Aaa           3,185,910
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

        3,310   State Public Works Board of California, Lease Revenue Bonds           9/01 at 102            Aaa           3,517,372
                 (California Community Colleges), 1991 Series A,
                 7.250%, 9/01/05 (Pre-refunded to 9/01/01)

       10,525   State Public Works Board of California, Lease Revenue                 9/01 at 100          A+***          10,754,550
                 Bonds (Department of Corrections), Series 1991A
                 (State Prisons-Imperial County), 5.750%, 9/01/21
                 (Pre-refunded to 9/01/01)

        5,000   State Public Works Board of California, Lease Revenue Bonds           9/05 at 100          A+***           5,305,850
                 (The Trustees of the California State University), 1995 Series A
                 (Various California State University Projects), 6.000%, 9/01/15
                 (Pre-refunded to 9/01/05)

        3,000   California Statewide Communities Development Authority,               4/03 at 102         N/R***           3,172,080
                 Series A, Certificates of Participation, Pacific Homes,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage               No Opt. Call            AAA           2,441,312
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 7.700%, 11/01/09 (Alternative Minimum Tax)

        7,000   East Bay Municipal Utility District (Alameda and Contra Costa        12/01 at 102            AAA           7,376,740
                 Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

                City of Inglewood, California, Certificates of Participation
                (1991 Civic Center Improvement Project):
        5,515    7.000%, 8/01/11 (Pre-refunded to 8/01/01)                            8/01 at 102        BBB-***           5,821,248
        3,000    6.500%, 8/01/21 (Pre-refunded to 8/01/01)                            8/01 at 102        BBB-***           3,146,130
        5,000    7.000%, 8/01/19 (Pre-refunded to 8/01/01)                            8/01 at 102        BBB-***           5,277,650

        2,750   The City of Los Angeles, Insured Certificates of Participation,       6/01 at 102         N/R***           2,898,060
                 Ararat Home of Los Angeles, 7.250%, 6/01/21
                 (Pre-refunded to 6/01/01)

       10,000   Los Angeles County Public Works Finance Authority, Revenue           10/04 at 102          AA***          10,715,700
                 Bonds, Series 1994A (Los Angeles County Regional Park
                 and Open Space District), 6.000%, 10/01/15
                 (Pre-refunded to 10/01/04)

        7,500   Los Angeles County Metropolitan Transportation Authority              7/01 at 102            Aaa           7,903,800
                 (California), Proposition A Sales Tax Revenue Refunding
                 Bonds, Series 1993-A, 6.900%, 7/01/21
                 (Pre-refunded to 7/01/01)

        6,375   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,        12/00 at 102            AAA           6,645,683
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

        1,705   City of Palm Springs Financing Authority, Tax Allocation              8/05 at 100         N/R***           1,872,414
                 Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

        3,700   Riverside Public Financing Authority (Riverside County,               2/01 at 102         N/R***           3,903,537
                 California), 1991 Revenue Bonds, Series A (Multiple Project
                 Loans), 8.000%, 2/01/18 (Pre-refunded to 2/01/01)

       19,000   Sacramento City Financing Authority, 1991 Revenue Bonds,             11/01 at 102            Aaa          20,128,410
                 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

        3,920   City of San Diego, California, Certificates of Participation          7/01 at 100          Aa***           4,059,317
                 (Balboa Park and Mission Bay Park Capital Improvements
                 Program), Series 1991, 6.900%, 7/15/21 (Pre-refunded to 7/15/01)


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       5,000   San Mateo County Joint Powers Financing Authority, Lease Revenue      7/04 at 102            AAA          $5,381,500
                 Bonds (San Mateo County Health Center), 1994 Series A,
                 6.125%, 7/15/14 (Pre-refunded to 7/15/04)

        4,000   County of Santa Clara, California, Certificates of Participation      3/01 at 102         N/R***           4,190,040
                 (The Terraces of Los Gatos Project), 1991 Series, American
                 Baptist Homes of the West, 6.900%, 3/01/18
                 (Pre-refunded to 3/01/01)

                Santa Clarita Public Financing Authority, Local Agency Revenue
                Bonds, Series 1991:
        6,800    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                         10/01 at 102          A-***           7,210,720
        3,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                         10/01 at 102          A-***           3,169,800

        6,925   Santa Monica Community College District, Refunding                    6/01 at 102           A***           7,307,883
                 Certificates of Participation, 1991 Series A, 7.150%, 6/01/08
                 (Pre-refunded to 6/01/01)

        6,500   Tri-City Hospital District (Oceanside, California), Insured Revenue   2/02 at 102            AAA           6,982,365
                 Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)

       10,000   Tustin Community Redevelopment Agency, Town Center Area              12/01 at 102            AAA          10,609,300
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

        3,300   The Regents of the University of California, Refunding Revenue        9/02 at 102            AAA           3,549,975
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

        3,000   Westminster Redevelopment Agency, Westminster Commercial              8/01 at 102            AAA           3,183,600
                 Redevelopment Project No. 1, 1991 Tax Allocation Bonds,
                 Series A (Orange County, California), 7.300%, 8/01/21
                 (Pre-refunded to 8/01/01)

        1,465   Yosemite Community College District, Certificates of Participation,   7/01 at 102         N/R***           1,536,946
                 7.750%, 7/01/11 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.0%

       10,350   California Pollution Control Financing Authority, Pollution          No Opt. Call            AA-          11,499,885
                 Control Revenue Bonds (San Diego Gas and Electric Company),
                 1991 Series A, 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,650   California Pollution Control Financing Authority, Pollution Control  12/01 at 102            Aa3          10,098,725
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        3,500   Department of Water and Power of the City of Los Angeles,             9/00 at 102            Aa3           3,626,350
                 California, Electric Plant Revenue Bonds, Second Issue of 1990,
                 7.250%, 9/15/30

        6,375   Department of Water and Power of the City of Los Angeles,             1/01 at 102            Aa3           6,656,138
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31

       10,500   Southern California Public Power Authority, Transmission Project      7/03 at 100            AAA           9,163,875
                 Revenue Bonds, 1993 Subordinate Refunding Series
                 (Southern Transmission Project), 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.8%

        7,500   Eastern Municipal Water District (California), Water and Sewer        7/08 at 101            AAA           6,599,325
                 Revenue Refunding Certificates of Participation, Series 1998A,
                 5.000%, 7/01/21

       14,800   The City of Los Angeles, California, Wastewater System Revenue        6/08 at 101            AAA          12,685,520
                 Bonds, Series 1998-A, 5.000%, 6/01/28

        4,635   The Metropolitan Water District of Southern California Water         No Opt. Call             AA           5,578,501
                 Revenue Bonds, Issue of 1992, 8.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
$     536,065   Total Investments - (cost $503,865,721) - 98.8%                                                          508,051,821
=============
                Other Assets Less Liabilities - 1.2%                                                                       6,135,236
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $514,187,057
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 1.4%

$       2,000   California Educational Facilities Authority, Revenue Bonds           10/06 at 102            AAA          $2,007,180
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

        4,000   State Public Works Board of California, Lease Revenue                 3/06 at 102            AAA           3,931,280
                 Refunding Bonds (California Community Colleges),
                 1996 Series B (Various Community Colleges Projects),
                 5.625%, 3/01/19

        1,000   California Statewide Communities Development Authority,               4/06 at 101            AAA           1,003,430
                 Auxiliary Organization Revenue Certificates of Participation
                 (The University Corporation-California State University, Northridge),
                 Series 1996, 6.000%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.9%

                California Health Facilities Financing Authority, Revenue Bonds
                (Cedars-Sinai Medical Center), Series 1999A:
        8,500    6.125%, 12/01/30                                                    12/09 at 101             A2           8,082,565
       15,000    6.250%, 12/01/34                                                    12/09 at 101             A2          14,539,800

        4,000   California Health Facilities Financing Authority, Insured Health      5/03 at 102            AA-           4,009,280
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

        1,250   California Statewide Communities Development Authority,              No Opt. Call             A2           1,328,800
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), Series 1992, 6.500%, 8/01/12

       14,000   California Statewide Communities Development Authority,               8/02 at 102             A2          14,775,460
                 Revenue Certificates of Participation (Cedars-Sinai Medical
                 Center), 6.500%, 8/01/15

        3,110   City of Loma Linda, California, Hospital Revenue Bonds               12/03 at 102            N/R           2,745,135
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18

        2,465   City of Sacramento, Insured Health Facility Revenue Bonds             7/07 at 102            AA-           2,185,666
                 (CARES), 1998 Series A, 5.300%, 1/01/24

        1,795   City of Torrance (California), Hospital Revenue Bonds                 7/02 at 102              A           1,915,678
                 (Little Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

        5,250   California Housing Finance Agency, Multi-Unit Rental Housing          8/02 at 102            Aa3           5,467,875
                 Revenue Bonds II, 1992 Series B, 6.700%, 8/01/15

                California Statewide Communities Development Authority,
                Apartment Development Revenue Refunding Bonds (Irvine
                Apartment Communities, L.P.), Series 1998A:
        1,000    5.100%, 5/15/25 (Mandatory put 5/15/10)                              7/08 at 101            BBB             945,040
        2,500    5.050%, 5/15/25 (Alternative Minimum Tax) (Mandatory put 5/15/08)    7/08 at 101            BBB           2,375,525

        3,040   County of Riverside (California), Mobile Home Park Revenue            3/09 at 102            N/R           2,733,203
                 Bonds (Bravo Mobile Home Park Project), Series 1999B,
                 5.900%, 3/20/29

        1,880   City of Stanton, Multifamily Housing Revenue Bonds                    8/07 at 102            AAA           1,883,309
                 (Continental Gardens Apartments), Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax)
                 (Mandatory put 8/01/09)

        8,000   City of Vista, Multifamily Housing Revenue Refunding Bonds            4/02 at 102            AAA           8,268,480
                 (Vista Hacienda Project), 1992 Series A, 6.950%, 4/01/17

                Housing Authority of the County of Yolo, 1992 Refunding Revenue
                Bonds, Series A (Russell Park Apartments):
        1,000    6.900%, 11/01/08                                                     5/02 at 103            Aa2           1,033,580
        1,030    7.000%, 11/01/14                                                     5/02 at 103            Aa2           1,077,432


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2%

        1,210   California Housing Finance Agency, Home Mortgage Revenue              2/05 at 102            Aa2           1,241,581
                 Bonds, 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

       34,250   California Housing Finance Agency, Home Mortgage Revenue         8/09 at 40 15/32            AAA           7,249,698
                 Bonds, 1999 Series L, 0.000%, 8/01/24

        2,690   County of Riverside, California, Single Family Mortgage Revenue      11/01 at 100            AAA           2,742,078
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1989, 7.600%, 11/01/19 (Alternative Minimum Tax)



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 0.5%

$       2,465   California Health Facilities Financing Authority, Insured Health      8/08 at 100            AA-          $2,267,997
                 Facility Revenue Bonds (Casa de las Campanas), 1998 Series A,
                 5.250%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.8%

                State of California, Various Purpose General Obligation Bonds:
       10,000    6.400%, 9/01/07                                                     No Opt. Call            AA-          10,951,600
       11,000    4.750%, 4/01/29                                                      4/09 at 101            AA-           8,957,080

       14,000   State of California, General Obligation Bonds, 4.750%, 2/01/29        2/09 at 101            AAA          11,437,860

        8,665   State of California, Veterans General Obligation Bonds,              12/03 at 102            AA-           8,026,563
                 Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.0%

        4,730   Certificates of Participation (1991 Financing Project), County        9/06 at 102            AAA           4,772,144
                 of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

        1,200   City of Coalinga, California, Certificates of Participation           4/00 at 102             A-           1,226,364
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce, Merged
                Redevelopment Project, Tax Allocation Refunding Bonds, Series
                1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102            N/R             881,970
        2,765    5.700%, 8/01/28                                                      8/08 at 102            N/R           2,353,596

        2,100   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,            9/03 at 102            BBB           2,105,439
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority,                       11/03 at 102            AAA           4,146,150
                 1993 Tax Allocation Refunding Revenue Bonds,
                 4.600%, 11/01/20

        3,000   Fontana Public Financing Authority (San Bernardino County,            9/00 at 102            BBB           3,044,340
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

        1,535   Foothill-De Anza Community College District (County of                9/01 at 102             A-           1,642,082
                 Santa Clara, California), Certificates of Participation (1992
                 De Anza Campus Center Project), 7.350%, 3/01/07

        2,725   City of Fresno, California, Certificates of Participation            12/00 at 102             A1           2,847,434
                 (1992 Street Improvement Project), 6.625%, 12/01/11

        4,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,        No Opt. Call            AAA           4,308,400
                 1996 Series B (Landfill Improvement Financing Project),
                 6.250%, 8/01/11 (Alternative Minimum Tax)

        2,300   City of Irvine, Mobile Home Park Revenue Bonds (Meadows               3/08 at 102            N/R           2,013,627
                 Mobile Home Park Project), Series 1998A (California),
                 5.700%, 3/01/18

        5,475   Community Facilities District No. 90-1 of the City of Lancaster,      9/07 at 102            AAA           5,011,651
                 1998 Special Tax Refunding Bonds, 4.900%, 9/01/15

       21,060   Los Angeles County Metropolitan Transportation Authority              7/08 at 101            AAA          18,395,699
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

        2,500   Certificates of Participation (Western Nevada County Solid Waste      6/01 at 102             BB           2,502,275
                 Management System - 1991 Project), County of Nevada,
                 California, 7.500%, 6/01/21

        2,655   Oceanside Mobile Home Park Financing Authority (California),          3/08 at 102            N/R           2,348,586
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile
                 Estates Acquisition Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call            AAA          18,359,082
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

        3,400   Orange County Development Agency, Santa Ana Heights                   9/03 at 102            BBB           3,181,584
                 Project Area, 1993 Tax Allocation Revenue Bonds (California),
                 6.125%, 9/01/23

        3,000   Orange County Local Transportation Authority (Orange County,         No Opt. Call            AA+           3,200,790
                 California), Measure M Sales Tax Revenue Bonds (Limited Tax
                 Bonds), 6.000%, 2/15/07

        5,200   County of Orange, California, 1996 Recovery Certificates              7/06 at 102            AAA           5,218,096
                 of Participation, Series A, 6.000%, 7/01/26



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       5,000   City of San Diego, California, Convention Center Expansion           10/08 at 101            AAA          $4,097,250
                 Financing Authority, Lease Revenue Bonds, Series 1998A,
                 4.750%, 4/01/28

        4,000   Redevelopment Agency of the City of San Jose (California),            8/08 at 102              A           3,495,840
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

        2,000   San Jose Unified School District (Santa Clara County, California),    6/07 at 101            AAA           1,967,680
                 Certificates of Participation, 5.750%, 6/01/24

        3,000   City of Santa Barbara, California, Certificates of Participation     10/02 at 102              A           3,100,260
                 (Harbor Refunding Project), 6.750%, 10/01/27


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.2%

       11,820   Airport Commission City and County of San Francisco, California,      5/09 at 101            AAA           9,844,878
                 San Francisco International Airport, Second Series Revenue
                 Bonds, Issue 23B Bonds, 5.000%, 5/01/30
                 (Alternative Minimum Tax)

        5,000   San Joaquin Hills Transportation Corridor Agency, Toll Road          No Opt. Call            AAA           1,031,100
                 Refunding Revenue Bonds, Series 1997 A, 0.000%, 1/15/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 38.0%

                County of Alameda, Certificates of Participation (1992 Capital
                Projects), Alameda County Public Facilities Corporation:
        7,865    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                            6/02 at 102          A2***           8,394,000
       10,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                            6/02 at 102          A2***          10,513,400

        3,000   California Educational Facilities Authority, Revenue Bonds            2/02 at 102          A1***           3,154,860
                 (Santa Clara University), Series 1991, 6.250%, 2/01/16
                 (Pre-refunded to 2/01/02)

                California Educational Facilities Authority, Revenue Bonds
                (University of San Diego), Series 1992:
        1,965    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                         10/02 at 102           A***           2,096,950
        5,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                         10/02 at 102           A***

        7,430   California Educational Facilities Authority, Revenue Bonds           10/02 at 102            Aaa           7,918,523
                 (University of San Francisco), Series 1992,
                 6.400%, 10/01/17 (Pre-refunded to 10/01/02)

        3,225   California Health Facilities Financing Authority, Kaiser             12/00 at 102           A***           3,348,066
                 Permanente Revenue Bonds, 1990 Series A,
                 6.500%, 12/01/20 (Pre-refunded to 12/01/00)

        6,000   California Health Facilities Financing Authority, Insured             6/01 at 102         N/R***           6,295,860
                 Revenue Bonds (Southern California Presbyterian Homes),
                 Series 1991, 6.750%, 6/01/21 (Pre-refunded to 6/01/01)

        8,000   California Pollution Control Financing Authority, Solid Waste         7/02 at 102            Aaa           8,495,760
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

        2,000   State of California, Department of Water Resources, Central       6/02 at 101 1/2            Aaa           2,112,380
                 Valley Project, Water System Revenue Bonds, Series K,
                 6.400%, 12/01/26 (Pre-refunded to 6/01/02)

        2,000   State Public Works Board of California, Lease Revenue Bonds           9/01 at 102            Aaa           2,103,640
                 (Department of Corrections), Series 1991A (State Prisons-Imperial
                 County), 6.500%, 9/01/11 (Pre-refunded to 9/01/01)

       10,050   State Public Works Board of California, Lease Revenue Bonds          10/02 at 102            AAA          10,783,751
                 (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects), 6.700%, 10/01/17
                 (Pre-refunded to 10/01/02)

                State Public Works Board of California, Lease Revenue Bonds
                (Department of Corrections), 1994 Series A (California State
                Prison-Monterey County (Soledad II)):
        6,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                         11/04 at 102            Aaa           7,717,280
        7,625    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                         11/04 at 102            Aaa           8,506,450

        2,070   California Statewide Communities Development Authority               No Opt. Call         N/R***           2,190,515
                 (Triad Healthcare), Revenue Refunding Series 1992, Certificates
                 of Participation), 6.250%, 8/01/06

        2,000   Coachella Valley Water District, Improvement District No. 71         10/02 at 102           A***           2,146,400
                 Storm Water District (Riverside, Imperial, and San Diego
                 Counties, California), 1992 Certificates of Participation
                 (Flood Control Project), 6.750%, 10/01/12
                 (Pre-refunded to 10/01/02)

        3,000   Contra Costa Water Authority (Contra Costa County,                   10/00 at 102         N/R***           3,110,880
                 California), Water Treatment Revenue Bonds, 1990 Series A,
                 6.875%, 10/01/20 (Pre-refunded to 10/01/00)


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$      12,805   County of Contra Costa, California, 1988 Home Mortgage               No Opt. Call            AAA         $15,974,109
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

       10,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment             10/02 at 102        BBB+***          10,807,900
                 Project Area (County of San Bernardino, California), Refunding
                 Tax Allocation Bonds, 1992 Series A, 7.100%, 10/01/23
                 (Pre-refunded to 10/01/02)

        8,000   Lancaster School District, Certificates of Participation              3/02 at 105            AAA           8,764,160
                 (1992 Refunding Project), 7.000%, 3/01/22
                 (Pre-refunded to 3/01/02)

        5,435   Community Redevelopment Financing Authority of the City               9/02 at 102         N/R***           5,766,861
                 of Los Angeles, California, Pooled  Financing Bonds, Series A
                 (Bunker Hill, Los Angeles Harbor Industrial Center and
                 Monterey Hills Redevelopment Projects), Series A,
                 6.375%, 9/01/14 (Pre-refunded to 9/01/02)

        4,500   City of Los Angeles, California, Wastewater System Revenue           12/00 at 102            AAA           4,681,800
                 Bonds, Series 1991-D, 6.700%, 12/01/21
                 (Pre-refunded to 12/01/00)

       10,000   County of Orange, California, Certificates of Participation           8/01 at 102            AAA          10,530,000
                 (Civic Center Expansion Project), 6.700%, 8/01/18
                 (Pre-refunded to 8/01/01)

       13,525   County of San Bernardino, California, Single Family Mortgage         No Opt. Call            AAA          15,976,406
                 Revenue Bonds (GNMA  Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

        8,295   San Diego County Water Authority, Water Revenue Certificates          5/01 at 102         AA-***           8,660,975
                 of Participation, Series 1991A, 6.300%, 5/01/05
                 (Pre-refunded to 5/01/01)
        1,275   City of Santa Maria, Revenue Certificates of Participation            9/02 at 102         N/R***           1,366,571
                 (Marian Medical Center), 6.750%, 9/01/22
                 (Pre-refunded to 9/01/02)

        4,300   Sierra View Local Hospital District, Insured Health Facility          3/02 at 102         N/R***           4,537,489
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)

        3,025   Tulare Local Hospital District, Insured Health Facility Revenue      12/01 at 102         AA-***           3,204,806
                 Bonds, Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

        6,185   The Regents of the University of California, Refunding Revenue        9/02 at 102            AAA           6,653,514
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.1%

       10,000   California Pollution Control Financing Authority, Pollution Control  12/01 at 102            Aa3          10,465,000
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution Control   6/02 at 102            AA-           5,277,850
                 Revenue Bonds (Pacific Gas and Electric Company),
                 1992 Series A, 6.625%, 6/01/09 (Alternative Minimum Tax)

        3,805   City of Lodi, California, Electric System Revenue Certificates        1/09 at 101            AAA           3,594,850
                 of Participation, 1999 Series A, Installment Purchase Contract
                 with the Lodi Public Improvement Corporation, 5.500%, 1/15/24

        5,110   City of Redlands, Certificates of Participation (1993 Refunding       3/00 at 100            AAA           5,121,855
                 of 1986 and 1987 Projects), 6.800%, 3/01/07

        5,500   Southern California Public Power Authority, Multiple Project         No Opt. Call              A           6,125,460
                 Revenue Bonds, 1989 Series, 6.750%, 7/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.8%

                Department of Water and Power of the City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
        4,060    4.500%, 5/15/13                                                      5/03 at 102             AA           3,589,284
        8,400    4.500%, 5/15/30                                                      5/03 at 102            AAA           6,511,931

        2,000   The Metropolitan Water District of Southern California,               7/06 at 100            AAA           1,685,280
                 Water Revenue Refunding Bonds, 1996 Series B,
                 4.750%, 7/01/21

        1,000   City of Norco, Refunding Certificates of Participation,              10/08 at 102            AAA             871,940
                 Series 1998 (Sewer System and Water System Improvement
                 Project), 5.125%, 10/01/28

        5,000   Public Facilities Financing Authority of the City of San Diego        5/09 at 101            AAA           4,280,900
                  (California), Sewer Revenue Bonds, Series 1999B,
                 5.000%, 5/15/29



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,000   City of Santa Barbara, California, Certificates of Participation      4/02 at 102            AAA          $2,087,780
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     512,265   Total Investments - (cost $472,489,797) - 96.6%                                                          485,040,678
=============
                Other Assets Less Liabilities - 3.4%                                                                      17,056,549
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $502,097,227
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.


                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.1%

$       5,000   California Statewide Communities Development Authority,              11/09 at 102            N/R          $4,872,750
                 Certificates of Participation, Pride Industries and Pride One,
                 Inc, 7.250%, 11/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.6%

        3,000   California Infrastructure and Economic Development Bank, Revenue     12/09 at 101              A           2,835,630
                 Bonds, Series 1999 (The American Center for Wine, Food
                 and the Arts Project), 5.800%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 10.0%

        8,400   California Health Facilities Financing Authority, Kaiser             10/08 at 101              A           7,517,916
                 Permanente Revenue Bonds, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue            12/09 at 101             A2          14,263,350
                 Bonds (Cedars-Sinai Medical Center), Series 1999A,
                 6.125%, 12/01/30

       18,755   California Health Facilities Financing Authority, Revenue            11/08 at 101            AAA          15,897,863
                 Bonds (USCF - Stanford Health Care), 1998 Series A,
                 5.000%, 11/15/28

       11,000   City of Duarte, California, Certificates of Participation,            4/09 at 101           BBB+           8,361,430
                 City of Hope National Medical Center, Series 1999A,
                 5.250%, 4/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.2%

       15,000   California Statewide Communities Development Authority,               7/08 at 101            BBB          14,248,800
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        4,810   California Statewide Communities Development Authority,               7/09 at 102            N/R           4,399,948
                 Multifamily Housing Revenue Bonds (Cherry Tree Village
                 Apartments Project), Series 1999, 6.500%, 7/01/34

       10,000   California Statewide Communities Development Authority,              No Opt. Call           BBB+           9,668,300
                 Multifamily Housing Refunding Bonds (Archstone Pelican
                 Point Apartments), Issue 1999H, Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

        5,000   County of Contra Costa (California), Multifamily Housing              6/09 at 102            N/R           4,618,350
                 Revenue Bonds (Delta View Apartments), Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

       15,000   Housing Authority of the County of San Bernardino                    No Opt. Call             A3          14,132,700
                 (California) Multifamily Housing Revenue Refunding Bonds
                 (Equity Residential/Redlands Lawn & Tennis Apartments)
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.6%

       42,275   California Housing Finance Agency, Single Family Mortgage          2/09 at 31 1/8            AAA           6,703,124
                 Bonds II, 1999 Series D2, 0.000%, 2/01/29
                 (Alternative Minimum Tax)

       11,500   California Housing Finance Agency, Home Mortgage Revenue          2/09 at 101 1/2            AAA           9,910,470
                 Bonds, 1998 Series E Remarketed, 5.250%, 2/01/33
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        8,500   Riverside County (California) Public Financing Authority,             5/09 at 101           BBB-           6,881,090
                 Certificates of Participation, Air Force Village West, Inc,
                 5.800%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.0%

                State of California, Various Purpose General Obligation Bonds:
        5,000    5.000%, 8/01/24                                                      8/09 at 101            AAA           4,348,700
        9,000    4.750%, 4/01/29                                                      4/09 at 101            AA-           7,328,520
       14,900    5.000%, 8/01/29                                                      8/09 at 101            AAA          12,752,016

       18,500   Los Angeles, California, Unified School District, General             7/09 at 101            AAA          16,833,335
                 Obligation Bonds, Election of 1997, Series C (1999),
                 5.250%, 7/01/24



                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC) (continued)
                            February 29, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 26.1%

$       8,665   Bonita Canyon Public Facilities Financing Authority (California),     3/00 at 103            N/R          $6,909,644
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

       13,290   Community Facilities District No. 1 (Mira Loma Area)                  9/08 at 102            AAA          11,060,071
                 of Jurupa (California), Community Services District, 1998
                 Special Tax Bonds, 4.750%, 9/01/24 (Optional put 9/01/10)

        5,500   County of Los Angeles, Certificates of Participation                  9/08 at 101            AAA           4,597,175
                 (1998 Disney Parking Refunding Project),
                 4.750%, 3/01/23

       33,000   Los Angeles County Metropolitan Transportation Authority              7/08 at 101            AAA          28,825,170
                 (California), Proposition C Sales Tax Revenue Refunding
                 Bonds, Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

        6,880   Los Angeles County Metropolitan Transportation Authority              7/09 at 101            AAA           6,068,848
                 (California), Proposition A First Tier Senior Sales Tax
                 Revenue Bonds, Series 1999-C, 5.000%, 7/01/21

       15,250   Los Angeles County Public Works Finance Authority,                   10/07 at 101             AA          13,626,943
                 Revenue Bonds, Series 1997A (Los Angeles County Regional Park
                 and Open Space District), 5.000%, 10/01/19

       14,160   Oakland State Building Authority, Lease Revenue Bonds                 4/08 at 101            AAA          12,377,964
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

       15,030   Riverside County Public Financing Authority (California),            No Opt. Call            N/R          14,855,953
                 Reassessment Revenue Bonds, Rancho Village
                 Project/AD No. 159, 1999 Series B (Junior Lien Bonds),
                 6.000%, 9/02/07

       25,060   Redevelopment Agency of the City of San Jose (California),            8/08 at 102              A          21,901,438
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.2%

       15,000   Alameda Corridor Transportation Authority (California),              10/09 at 101            AAA          12,833,100
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

       21,150   Foothill/Eastern Transportation Corridor Agency (California),         1/10 at 101           BBB-          19,272,726
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 5.750%, 1/15/40

       11,995   Airport Commission City and County of San Francisco,                  5/09 at 101            AAA          10,456,161
                 California, San Francisco International Airport, Second
                 Series Revenue Bonds, Issue 23B Bonds, 5.125%, 5/01/30


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.0%

        5,100   Commonwealth of Puerto Rico, Public Improvement Bonds             7/07 at 101 1/2            AAA           5,503,767
                 of 1997, 6.000%, 7/01/26 (Pre-refunded to 7/01/07)

        3,600   County of Riverside, California (1994 Desert Justice Facility        12/04 at 101            AAA           3,839,868
                 Project), Certificates of Participation, 6.000%, 12/01/17
                 (Pre-refunded to 12/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.7%

                Northern California Power Agency, Hydroelectric Project Number
                One Revenue Bonds, 1998 Refunding Series A:
       10,000    5.000%, 7/01/28                                                      7/08 at 101            AAA           8,557,800
       26,500    5.200%, 7/01/32                                                      7/08 at 101            AAA          23,350,210

       10,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,        7/08 at 101 1/2           BBB+           8,851,500
                 Series DD, 5.000%, 7/01/28

       15,000   Sacramento Municipal Utility District (California), Electric          7/04 at 101              A          13,140,000
                 Revenue Refunding Bonds, 1999 Series M, 5.250%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.8%

       12,000   Carmichael Water District (Sacramento County, California),            9/09 at 102            AAA          10,444,440
                 1999 Water Revenue Certificates of Participation,
                 5.125%, 9/01/29

        7,200   Castaic Lake Water Agency, California (Water System                   8/09 at 101            AAA           6,264,936
                 Improvement Project), Revenue Certificates of Participation,
                 Series 1999A, 5.125%, 8/01/30

        4,985   East Bay Municipal Utility District (Alameda and Contra               6/08 at 101            AAA           4,082,167
                 Costa Counties, California), Wastewater System
                 Subordinated Revenue Bonds, Series 1998,
                 4.750%, 6/01/28

        5,000   East Bay Municipal Utility District (Alameda and Contra               6/08 at 101            AAA           4,023,400
                 Costa Counties, California), Water System Subordinated
                 Revenue Bonds, Series 1998, 4.750%, 6/01/34

        7,000   The City of Los Angeles, California, Wastewater System                6/08 at 101            AAA           5,999,910
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/28



   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$      13,425   The Metropolitan Water District of Southern California,               1/08 at 101             AA         $11,241,021
                 Water Revenue Bonds, 1997 Authorization,
                 Series A, 5.000%, 7/01/37

       14,000   Orange County (California), Water District, Revenue                   8/09 at 101             AA          12,823,860
                 Certificates of Participation, Series 1999A,
                 5.375%, 8/15/29

       10,070   Public Facilities Financing Authority of the City of                  5/09 at 101            AAA           8,621,731
                 San Diego (California), Sewer Revenue Bonds, Series 1999B,
                 5.000%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------
$     550,000   Total Investments - (cost $498,623,144) - 98.8%                                                          455,104,095
=============
                Other Assets Less Liabilities - 1.2%                                                                       5,655,723
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $460,759,818
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     N/R  Investment is not rated.


                                 See accompanying notes to financial statements.


STATEMENT OF NET ASSETS (Unaudited)
February 29, 2000

                                                                                   CALIFORNIA                         CALIFORNIA
                                                                  CALIFORNIA      PERFORMANCE        CALIFORNIA       INVESTMENT
                                                                       VALUE             PLUS       OPPORTUNITY          QUALITY
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value           $233,258,090     $279,595,038      $179,922,397     $296,262,943
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                     --        4,000,000                --        1,100,000
 Cash                                                              6,196,288        9,713,169         5,668,022       11,398,675
 Receivables:
   Interest                                                        3,816,623        4,372,418         2,560,796        4,249,612
   Investments sold                                                   15,298        4,546,073                --        2,007,688
 Other assets                                                         44,212           20,303            19,136            3,238
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                               243,330,511      302,247,001       188,170,351      315,022,156
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments purchased                                 7,350,148       14,695,013         4,851,098       13,720,276
 Accrued expenses:
   Management fees                                                   114,605          144,885            92,978          151,729
   Other                                                             151,029          119,894           108,631          180,424
 Preferred share dividends payable                                      N/A            33,989            23,771           14,725
 Common share dividends payable                                    1,046,693        1,022,861           655,816        1,025,639
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                            8,662,475       16,016,642         5,732,294       15,092,793
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                      $234,668,036     $286,230,359      $182,438,057     $299,929,363
====================================================================================================================================
Preferred shares, at liquidation value                                   N/A     $106,000,000      $ 68,000,000     $112,000,000
====================================================================================================================================
Preferred shares outstanding                                             N/A            4,240             2,720            4,480
====================================================================================================================================
Common shares outstanding                                         25,222,660       12,786,439         8,047,513       13,407,740
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                          $       9.30     $      14.10      $      14.22     $      14.02
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                  See accompanying notes to financial statements


                                                                          CALIFORNIA        CALIFORNIA         CALIFORNIA
                                                                       SELECT QUALITY   QUALITY INCOME  DIVIDEND ADVANTAGE
----------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value                    $508,051,821      $485,040,678     $455,104,095
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                              --                --               --
 Cash                                                                       3,798,427        14,831,063        4,295,838
 Receivables:
   Interest                                                                 7,782,384         8,851,854        7,258,405
   Investments sold                                                         6,690,716           755,000               --
 Other assets                                                                  13,665            38,639           84,149
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                        526,337,013       509,517,234      466,742,487
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments purchased                                          9,800,197         5,215,726        3,926,040
 Accrued expenses:
   Management fees                                                            257,117           251,352          121,012
   Other                                                                      216,176           136,828          204,969
 Preferred share dividends payable                                             73,179            47,060           47,460
 Common share dividends payable                                             1,803,287         1,769,041        1,683,188
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                    12,149,956         7,420,007        5,982,669
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $514,187,057      $502,097,227     $460,759,818
============================================================================================================================
Preferred shares, at liquidation value                                   $192,000,000      $185,000,000     $175,000,000
============================================================================================================================
Preferred shares outstanding                                                    7,680             7,400            7,000
============================================================================================================================
Common shares outstanding                                                  22,827,016        21,706,641       23,377,610
============================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                                   $      14.11      $      14.61     $      12.22
============================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended February 29, 2000

                                                                                       CALIFORNIA                         CALIFORNIA
                                                                      CALIFORNIA      PERFORMANCE        CALIFORNIA       INVESTMENT
                                                                           VALUE             PLUS       OPPORTUNITY          QUALITY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $  7,129,190      $ 8,877,423       $ 5,610,545     $  9,154,428
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         708,210          921,689           592,554          965,815
Preferred shares - auction fees                                            N/A           118,767            73,904          121,233
Preferred shares - dividend disbursing agent fees                          N/A            23,959             9,972            9,972
Shareholders' servicing agent fees and expenses                          31,148           10,789             5,109            9,282
Custodian's fees and expenses                                            25,806           53,062            32,147           31,761
Directors'/Trustees' fees and expenses                                    2,973            3,644             3,207            3,777
Professional fees                                                         8,916           11,103            10,050           12,001
Shareholders' reports - printing and mailing expenses                    23,581           25,881            17,531           27,518
Stock exchange listing fees                                              10,930           12,249             8,123           12,173
Investor relations expense                                               11,357           12,461             7,864           12,751
Other expenses                                                            5,243           16,797            13,380           17,963
------------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement   828,164        1,210,401           773,841        1,224,246
   Custodian fee credit                                                  (8,295)         (26,112)          (17,070)        (19,844)
   Expense reimbursement                                                     --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            819,869        1,184,289           756,771        1,204,402
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,309,321        7,693,134         4,853,774        7,950,026
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                (1,714,224)          91,811           170,754           92,455
Change in net unrealized appreciation (depreciation) of investments  (9,062,172)      (9,617,832)       (6,685,732)    (10,880,833)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                    (10,776,396)      (9,526,021)       (6,514,978)    (10,788,378)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              $ (4,467,075)     $(1,832,887)      $(1,661,204)   $ (2,838,352)
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                           CALIFORNIA        CALIFORNIA         CALIFORNIA
                                                                       SELECT QUALITY    QUALITY INCOME   DIVIDEND ADVANTAGE
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                                        $ 15,787,060      $ 15,269,295       $ 13,566,950
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                             1,631,705         1,594,742          1,472,328
Preferred shares - auction fees                                               239,343           201,370            218,151
Preferred shares - dividend disbursing agent fees                              14,959            14,959              9,972
Shareholders' servicing agent fees and expenses                                13,949            15,516              5,150
Custodian's fees and expenses                                                  58,861            39,712             48,235
Directors'/Trustees' fees and expenses                                          5,489             5,312              1,606
Professional fees                                                              21,259            12,458             10,902
Shareholders' reports - printing and mailing expenses                          61,013            39,380             13,680
Stock exchange listing fees                                                    16,477            16,731             27,086
Investor relations expense                                                     21,025            20,413              9,972
Other expenses                                                                 26,182            24,061              3,740
-----------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement       2,110,262         1,984,654          1,820,822
   Custodian fee credit                                                       (29,672)          (29,334)           (29,360)
   Expense reimbursement                                                           --                --           (697,434)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                2,080,590         1,955,320          1,094,028
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      13,706,470        13,313,975         12,472,922
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                        (391,685)        2,207,800         (1,971,333)
Change in net unrealized appreciation (depreciation) of investments       (15,237,897)      (16,489,958)       (23,371,362)
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (15,629,582)      (14,282,158)       (25,342,695)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $ (1,923,112)     $   (968,183)      $(12,869,773)
=============================================================================================================================


                                 See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                       CALIFORNIA VALUE               CALIFORNIA PERFORMANCE PLUS         CALIFORNIA OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       2/29/00          8/31/99           2/29/00           8/31/99          2/29/00         8/31/99
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income             $ 6,309,321     $ 12,640,494       $ 7,693,134      $ 15,301,368      $ 4,853,774    $ 9,659,984
 Net realized gain (loss) from
   investment transactions          (1,714,224)          36,793            91,811          (521,745)         170,754       (199,360)
 Change in net unrealized appreciation
   (depreciation) of investments    (9,062,172)     (15,346,519)       (9,617,832)      (13,064,984)      (6,685,732)    (9,867,255)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                  (4,467,075)      (2,669,232)       (1,832,887)        1,714,639       (1,661,204)      (406,631)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   undistributed net investment income:
   Common shareholders              (6,280,445)     (12,560,888)       (6,245,324)      (12,733,040)      (4,003,699)    (8,115,487)
   Preferred shareholders                  N/A              N/A        (1,608,363)       (2,550,004)      (1,085,515)    (1,542,528)
 From accumulated net realized gains
   from investment transactions:
   Common shareholders                 (40,356)      (1,225,822)               --          (605,188)              --       (939,551)
   Preferred shareholders                  N/A              N/A                --          (134,766)              --       (204,666)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (6,320,801)     (13,786,710)       (7,853,687)      (16,022,998)      (5,089,214)   (10,802,232)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --               --           588,846         1,576,660          332,594        877,736
Preferred shares:
   Net proceeds from sale of shares        N/A              N/A                --        15,726,552               --     12,754,386
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
     capital share transactions             --               --           588,846        17,303,212          332,594     13,632,122
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                      (10,787,876)     (16,455,942)       (9,097,728)        2,994,853       (6,417,824)     2,423,259
Net assets at the beginning
   of period                       245,455,912      261,911,854       295,328,087       292,333,234      188,855,881    186,432,622
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $234,668,036     $245,455,912      $286,230,359      $295,328,087     $182,438,057   $188,855,881
====================================================================================================================================
Balance of undistributed net
   investment income at the end
   of period                      $    255,705     $    226,829      $    331,416      $    491,969     $     56,075   $    291,515
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                    CALIFORNIA INVESTMENT QUALITY        CALIFORNIA SELECT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                                                          2/29/00           8/31/99          2/29/00         8/31/99
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                                 $ 7,950,026      $ 15,315,638     $ 13,706,470    $ 26,215,652
Net realized gain (loss) from investment transactions                      92,455          (680,810)        (391,685)      (522,458)
Change in net unrealized appreciation (depreciation) of investments   (10,880,833)      (14,734,244)     (15,237,897)   (24,242,895)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (2,838,352)          (99,416)      (1,923,112)      1,450,299
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net investment income:
   Common shareholders                                                 (6,271,226)      (12,725,662)     (10,817,041)   (21,539,248)
   Preferred shareholders                                              (1,765,317)       (2,570,101)      (2,982,941)    (4,190,468)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                                         --          (383,623)              --     (2,428,752)
   Preferred shareholders                                                      --           (83,412)              --       (521,736)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (8,036,543)      (15,762,798)     (13,799,982)   (28,680,204)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --                --               --              --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                        444,099         1,448,971          565,716       2,443,334
Preferred shares:
   Net proceeds from sale of shares                                            --        21,665,884               --      41,460,324
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                444,099        23,114,855          565,716      43,903,658
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (10,430,796)        7,252,641      (15,157,378)     16,673,753
Net assets at the beginning of period                                 310,360,159       303,107,518      529,344,435     512,670,682
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $299,929,363      $310,360,159     $514,187,057    $529,344,435
====================================================================================================================================
Balance of undistributed net investment income at the end of period  $    260,606         $ 347,123       $  718,166     $   811,678
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                                    CALIFORNIA QUALITY INCOME                   CALIFORNIA DIVIDEND ADVANTAGE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FOR THE PERIOD 5/26/99
                                               SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED   (COMMENCEMENT OF OPERATIONS)
                                                        2/29/00          8/31/99              2/29/00                THROUGH 8/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 13,313,975     $ 25,321,332         $ 12,472,922                   $ 4,560,799
Net realized gain (loss) from investment
  transactions                                        2,207,800         (267,639)          (1,971,333)                   (1,105,626)
Change in net unrealized appreciation
  (depreciation) of investments                     (16,489,958)     (22,441,180)         (23,371,362)                  (20,147,687)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                     (968,183)       2,612,513          (12,869,773)                  (16,692,514)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                              (10,609,903)     (21,143,687)         (10,094,926)                   (3,362,840)
   Preferred shareholders                            (2,966,340)      (4,379,766)          (2,893,880)                     (651,480)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                       --         (388,716)                  --                            --
   Preferred shareholders                                    --          (90,180)                  --                            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                  (13,576,243)     (26,002,349)         (12,988,806)                   (4,014,320)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --               --                   --                    333,950,247
   Net proceeds from shares issued to shareholders
     due to reinvestment of distributions               579,929        1,916,199              251,124                         31,989
Preferred shares:
   Net proceeds from sale of shares                          --       34,535,270                   --                    172,991,850
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                   579,929       36,451,469              251,124                    506,974,086
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets               (13,964,497)      13,061,633          (25,607,455)                   486,267,252
Net assets at the beginning of period               516,061,724      503,000,091          486,367,273                        100,021
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $502,097,227     $516,061,724         $460,759,818                   $486,367,273
====================================================================================================================================
Balance of undistributed net investment income
   at the end of period                            $    515,246     $    777,514         $     30,595                   $    546,479
====================================================================================================================================



                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC), Nuveen California Quality Income Municipal Fund, Inc. (NUC) and Nuveen California Dividend Advantage Municipal Fund (NAC).

California Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, California Value, California Opportunity, California Investment Quality and California Select Quality had outstanding when-issued purchase commitments of $7,350,148, $4,851,098, $13,720,276 and $9,800,197,
respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                               CALIFORNIA               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                              PERFORMANCE   CALIFORNIA  INVESTMENT       SELECT      QUALITY     DIVIDEND
                                     PLUS  OPPORTUNITY     QUALITY      QUALITY       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --       3,600           --        1,400           --
   Series T                         1,800           --          --        2,400           --           --
   Series W                           640        2,200         880        1,680        3,000           --
   Series Th                           --           --          --        3,600           --        3,500
   Series F                         1,800          520          --           --        3,000        3,500
---------------------------------------------------------------------------------------------------------
Total                               4,240        2,720       4,480        7,680        7,400        7,000
=========================================================================================================



Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 29, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                      CALIFORNIA VALUE             CALIFORNIA PERFORMANCE PLUS          CALIFORNIA OPPORTUNITY
----------------------------------------------------------------------------------------------------------------------------------
                               SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                    2/29/00          8/31/99          2/29/00          8/31/99          2/29/00          8/31/99
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                               --            --                  --            --                  --            --
   Shares issued to shareholders
     due to reinvestment of distributions    --            --              37,895        89,260              20,909         49,992
----------------------------------------------------------------------------------------------------------------------------------
                                             --            --              37,895        89,260              20,909         49,992
==================================================================================================================================
Preferred shares sold                       N/A           N/A                  --           640                  --            520
==================================================================================================================================


                                      CALIFORNIA INVESTMENT QUALITY      CALIFORNIA SELECT QUALITY
-----------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                           2/29/00         8/31/99          2/29/00          8/31/99
-----------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                     --            --                  --            --
   Shares issued to shareholders
     due to reinvestment of distributions      29,409        85,501              36,324       146,703
-----------------------------------------------------------------------------------------------------
                                               29,409        85,501              36,324       146,703
=====================================================================================================
Preferred shares sold                              --           880                  --         1,680
=====================================================================================================


                                       California Quality Income            California Dividend Advantage
-----------------------------------------------------------------------------------------------------------------
                                     Six Months Ended    Year Ended    Six Months Ended    For the Period 5/26/99
                                           2/29/00         8/31/99          2/29/00            through 8/31/99
-----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                     --            --                  --             23,345,000
   Shares issued to shareholders
     due to reinvestment of distributions      36,999       110,967              23,494                  2,134
-----------------------------------------------------------------------------------------------------------------
                                               36,999       110,967              23,494             23,347,134
=================================================================================================================
Preferred shares sold                              --         1,400                  --                  7,000
=================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 15, 2000, as follows:

                             CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT       SELECT      QUALITY     DIVIDEND
                     VALUE         PLUS  OPPORTUNITY       QUALITY      QUALITY       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0430       $.0800       $.0815        $.0765       $.0790       $.0815       $.0700
=========================================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended February 29, 2000, were as follows:

                                                                     CALIFORNIA                CALIFORNIA
                                                        CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT
                                                             VALUE         PLUS  OPPORTUNITY      QUALITY
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $66,477,846  $37,932,922  $10,432,452  $23,424,825
   Short-term municipal securities                       5,400,000    8,200,000    7,100,000    1,100,000
Sales and maturities:
   Long-term municipal securities                       64,581,686   39,546,377    8,396,825   23,490,386
   Short-term municipal securities                       5,400,000    4,200,000    7,100,000           --
=========================================================================================================

                                                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                         SELECT      QUALITY     DIVIDEND
                                                                        QUALITY       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $61,487,471  $46,389,345  $38,814,079
   Short-term municipal securities                                    5,000,000           --   11,700,000
Sales and maturities:
   Long-term municipal securities                                    61,951,869   56,253,656   40,546,378
   Short-term municipal securities                                    5,000,000           --   11,700,000
=========================================================================================================

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                               CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY       DIVIDEND
                     VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME      ADVANTAGE
--------------------------------------------------------------------------------------------------------------------
              $234,759,283   $282,548,150   $177,837,137   $296,948,445   $504,378,739   $472,742,505   $498,628,814
====================================================================================================================


At August 31, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                       PERFORMANCE       SELECT      QUALITY     DIVIDEND
                                                              PLUS      QUALITY       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Expiration year:
   2007                                                     $4,263       $9,440      $14,931       $5,670
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                     CALIFORNIA                CALIFORNIA
                                                        CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT
                                                             VALUE         PLUS  OPPORTUNITY      QUALITY
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 6,668,522  $ 7,999,465  $ 5,928,423  $ 9,258,852
   depreciation                                         (8,169,715)  (6,952,577)  (3,843,163)  (8,844,354)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $(1,501,193) $ 1,046,888  $ 2,085,260  $   414,498
=========================================================================================================

                                                                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                         SELECT        QUALITY       DIVIDEND
                                                                        QUALITY         INCOME      ADVANTAGE
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                    $ 17,277,631   $ 23,419,655   $         --
   depreciation                                                     (13,604,549)   (11,121,482)   (43,524,719)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $  3,673,082   $ 12,298,173   $(43,524,719)
=============================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's (excluding California Value and California Dividend Advantage) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


Under California Value's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under California Dividend Advantage's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse California Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At February 29, 2000, net assets consisted of:

                                                                         CALIFORNIA                   CALIFORNIA
                                                          CALIFORNIA    PERFORMANCE     CALIFORNIA    INVESTMENT
                                                               VALUE           PLUS    OPPORTUNITY       QUALITY
----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                 $        N/A   $106,000,000   $ 68,000,000  $112,000,000
Common shares, $.01 par value per share                      252,227        127,864         80,475       134,077
Paid-in surplus                                          237,377,899    178,636,643    112,045,493   187,027,727
Balance of undistributed net investment income               255,705        331,416         56,075       260,606
Accumulated net realized gain (loss) from
   investment transactions                                (1,824,827)      (429,934)       (29,336)     (609,651)
Net unrealized appreciation (depreciation)
   of investments                                         (1,392,968)     1,564,370      2,285,350     1,116,604
----------------------------------------------------------------------------------------------------------------
Net assets                                              $234,668,036   $286,230,359   $182,438,057  $299,929,363
================================================================================================================
Authorized shares:
   Common                                                250,000,000    200,000,000    200,000,000   200,000,000
   Preferred                                                     N/A      1,000,000      1,000,000     1,000,000
================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                         SELECT       QUALITY      DIVIDEND
                                                                        QUALITY        INCOME     ADVANTAGE
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $192,000,000  $185,000,000  $175,000,000
Common shares, $.01 par value per share                                 228,270       217,066       233,776
Paid-in surplus                                                     317,968,664   301,873,873   332,091,455
Balance of undistributed net investment income                          718,166       515,246        30,595
Accumulated net realized gain (loss) from investment transactions      (914,143)    1,940,161    (3,076,959)
Net unrealized appreciation (depreciation) of investments             4,186,100    12,550,881   (43,519,049)
-----------------------------------------------------------------------------------------------------------
Net assets                                                         $514,187,057  $502,097,227  $460,759,818
===========================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000     Unlimited
   Preferred                                                          1,000,000     1,000,000     Unlimited
===========================================================================================================


Financial Highlights

                           FINANCIAL HIGHLIGHTS (Unaudited)

                           Selected data for a Common share outstanding throughout each period:


                                          Investment Operations                             Less Distributions
                                    --------------------------------  --------------------------------------------------------------
                                                         Net                   Net           Net
                                                   Realized/            Investment    Investment       Capital       Capital
                       Beginning           Net    Unrealized                Income        Income         Gains         Gains
                       Net Asset    Investment    Investment             To Common  To Preferred     To Common  To Preferred
                           Value        Income   Gain (Loss)   Total  Shareholders Shareholders+  Shareholders  Shareholders+  Total
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE
Year Ended 8/31:
    2000 (a)              $ 9.73       $ .25      $ (.43)     $ (.18)    $ (.25)       $ N/A         $  --        $ N/A      $ (.25)
    1999                   10.38         .50        (.60)       (.10)      (.50)         N/A          (.05)         N/A        (.55)
    1998                   10.09         .53         .34         .87       (.53)         N/A          (.05)         N/A        (.58)
    1997                   10.03         .59         .15         .74       (.59)         N/A          (.09)         N/A        (.68)
    1996                   10.20         .61        (.10)        .51       (.62)         N/A          (.06)         N/A        (.68)
    1995                   10.20         .64         .04         .68       (.67)         N/A          (.01)         N/A        (.68)
CALIFORNIA PERFORMANCE PLUS
Year Ended 8/31:
    2000 (a)               14.85        (.60)        .73        (.13)      (.49)        (.13)           --           --        (.62)
    1999                   15.98        1.20       (1.05)        .15      (1.00)        (.20)         (.05)        (.01)      (1.26)
    1998                   15.67        1.23         .36        1.59      (1.03)        (.23)         (.02)          --       (1.28)
    1997                   15.41        1.27         .26        1.53      (1.03)        (.22)         (.02)          --       (1.27)
    1996                   15.45        1.28        (.04)       1.24      (1.03)        (.25)           --           --       (1.28)
    1995                   15.24        1.28         .28        1.56      (1.03)        (.29)         (.02)        (.01)      (1.35)
CALIFORNIA OPPORTUNITY
Year Ended 8/31:
    2000 (a)               15.06         .60        (.80)       (.20)      (.50)        (.14)         --             --        (.64)
    1999                   16.48        1.21       (1.25)       (.04)     (1.01)        (.19)       (.12)          (.03)      (1.35)
    1998                   16.04        1.23         .45        1.68      (1.01)        (.22)       (.01)            --       (1.24)
    1997                   15.57        1.25         .45        1.70      (1.01)        (.22)         --             --       (1.23)
    1996                   15.64        1.25        (.03)       1.22      (1.02)        (.23)       (.03)+++       (.01)+++   (1.29)
    1995                   15.32        1.27         .36        1.63      (1.05)        (.26)         --             --       (1.31)
CALIFORNIA INVESTMENT QUALITY
Year Ended 8/31:
    2000 (a)               14.83         .59        (.80)       (.21)      (.47)        (.13)         --             --        (.60)
    1999                   16.03        1.15       (1.14)       (.01)      (.95)        (.19)       (.03)          (.01)      (1.18)
    1998                   15.70        1.18         .36        1.54       (.99)        (.22)         --             --       (1.21)
    1997                   15.37        1.22         .32        1.54       (.99)        (.22)         --             --       (1.21)
    1996                   15.37        1.24          --        1.24      (1.02)        (.22)         --             --       (1.24)
    1995                   15.20        1.25         .22        1.47      (1.04)        (.26)         --             --       (1.30)
CALIFORNIA SELECT QUALITY
Year Ended 8/31:
    2000 (a)               14.80         .60        (.69)       (.09)      (.47)        (.13)         --             --        (.60)
    1999                   16.02        1.15       (1.09)        .06       (.95)        (.18)       (.11)          (.02)      (1.26)
    1998                   15.65        1.16         .41        1.57       (.97)        (.21)       (.02)            --       (1.20)
    1997                   15.19        1.19         .52        1.71       (.98)        (.20)       (.06)          (.01)      (1.25)
    1996                   15.23        1.19         .09        1.28       (.98)        (.21)       (.10)          (.03)      (1.32)
    1995                   14.96        1.21         .35        1.56       (.99)        (.25)       (.04)          (.01)      (1.29)
CALIFORNIA QUALITY INCOME
Year Ended 8/31:
    2000 (a)               15.28         .61        (.65)       (.04)      (.49)        (.14)         --             --        (.63)
    1999                   16.37        1.17       (1.04)        .13       (.98)        (.20)       (.02)            --       (1.20)
    1998                   15.86        1.18         .54        1.72       (.98)        (.23)         --             --       (1.21)
    1997                   15.24        1.20         .62        1.82       (.98)        (.22)         --             --       (1.20)
    1996                   15.05        1.20         .21        1.41       (.96)        (.23)       (.02)+++       (.01)+++   (1.22)
    1995                   14.68        1.21         .39        1.60       (.96)        (.27)         --             --       (1.23)
CALIFORNIA DIVIDEND ADVANTAGE
Year Ended 8/31:
    2000 (a)               13.33         .53       (1.09)       (.56)      (.43)        (.12)         --             --        (.55)
    1999 (b)               14.33         .20        (.92)       (.72)      (.14)        (.03)         --             --        (.17)
====================================================================================================================================

                                                                          TOTAL RETURNS
                                                                     ----------------------
                      Organization
                               and
                          Offering
                         Costs and                                                 Based
                         Preferred          Ending                    Based           on
                             Share             Net       Ending          on          Net
                      Underwriting           Asset       Market      Market        Asset
                         Discounts           Value        Value       Value**      Value**
-------------------------------------------------------------------------------------------
CALIFORNIA VALUE
Year Ended 8/31:
    2000 (a)                   $--          $ 9.30     $ 8.1250       (9.46)%      (1.84)%
    1999                        --            9.73       9.2500        (.43)       (1.13)
    1998                        --           10.38       9.8125        2.11         8.90
    1997                        --           10.09      10.1875        7.59         7.55
    1996                        --           10.03      10.1250       12.52         5.16
    1995                        --           10.20       9.6250       (6.59)        6.92
CALIFORNIA PERFORMANCE PLUS
Year Ended 8/31:
    2000 (a)                    --           14.10      14.8750       (9.23)       (1.82)
    1999                      (.02)          14.85      16.9375        (.12)        (.66)
    1998                        --           15.98      18.0000       10.74         8.93
    1997                        --           15.67      17.2500       16.71         8.77
    1996                        --           15.41      15.7500       14.04         6.53
    1995                        --           15.45      14.7500        5.75         8.75
CALIFORNIA OPPORTUNITY
Year Ended 8/31:
    2000 (a)                    --           14.22      15.0625       (7.76)       (2.27)
    1999                      (.03)          15.06      16.8750        2.10        (1.97)
    1998                        --           16.48      17.6250       11.99         9.36
    1997                        --           16.04      16.6875       11.83         9.79
    1996                        --           15.57      15.8750       13.10         6.31
    1995                        --           15.64      15.0000        4.72         9.43
CALIFORNIA INVESTMENT QUALITY
Year Ended 8/31:
    2000 (a)                    --           14.02      14.7500       (5.85)       (2.30)
    1999                      (.03)          14.83      16.1875        1.67        (1.54)
    1998                        --           16.03      16.8750        8.39         8.66
    1997                        --           15.70      16.5000       12.32         8.82
    1996                        --           15.37      15.6250       11.08         6.72
    1995                        --           15.37      15.0000        3.77         8.38
California Select Quality
Year Ended 8/31:
    2000 (a)                    --           14.11      14.1875       (8.69)       (1.44)
    1999                      (.02)          14.80      16.0625        2.15        (1.20)
    1998                        --           16.02      16.7500        8.11         8.93
    1997                        --           15.65      16.4375       13.22        10.17
    1996                        --           15.19      15.5000       15.73         6.95
    1995                        --           15.23      14.3750        7.14         9.22
CALIFORNIA QUALITY INCOME
Year Ended 8/31:
    2000 (a)                    --           14.61      14.8750       (7.52)       (1.17)
    1999                      (.02)          15.28      16.6250        1.37         (.72)
    1998                        --           16.37      17.3750       13.29         9.65
    1997                        --           15.86      16.2500       15.19        10.74
    1996                        --           15.24      15.0000       12.32         7.89
    1995                        --           15.05      14.2500        9.24         9.57
CALIFORNIA DIVIDEND ADVANTAGE
Year Ended 8/31:
    2000 (a)                    --           12.22      12.6875      (12.52)       (5.00)
    1999 (b)                  (.11)          13.33      15.0000         .96        (5.99)
===========================================================================================

                                              RATIOS/SUPPLEMENTAL DATA
                            -------------------------------------------------------------
                                                BEFORE CREDIT/REIMBURSEMENT
                                    -----------------------------------------------------
                                                Ratio of Net                 Ratio of Net
                                      Ratio of    Investment      Ratio of     Investment
                                      Expenses     Income to      Expenses      Income to
                                    to Average       Average    to Average        Average
                            Ending  Net Assets    Net Assets         Total          Total
                               Net  Applicable    Applicable    Net Assets     Net Assets
                            Assets   to Common     to Common     Including      Including
                             (000)    Shares++      Shares++   Preferred++    Preferred++
-----------------------------------------------------------------------------------------
CALIFORNIA VALUE
Year Ended 8/31:
    2000 (a)              $234,668         .70%*        5.31%*         N/A%          N/A%
    1999                   245,456         .69          4.90           N/A           N/A
    1998                   261,912         .71          5.19           N/A           N/A
    1997                   254,168         .74          5.85           N/A           N/A
    1996                   251,948         .77          6.00           N/A           N/A
    1995                   193,426         .75          6.32           N/A           N/A
CALIFORNIA PERFORMANCE PLUS
Year Ended 8/31:
    2000 (a)               286,230        1.33*        8.40*           .84*         5.32*
    1999                   295,328        1.19          7.67           .81          5.22
    1998                   292,333        1.18          7.76           .81          5.35
    1997                   286,936        1.19          8.17           .81          5.59
    1996                   282,104        1.18          8.23           .80          5.62
    1995                   281,766        1.23          8.56           .83          5.77
CALIFORNIA OPPORTUNITY
Year Ended 8/31:
    2000 (a)               182,438        1.33*         8.33*          .84*         5.26*
    1999                   188,856        1.21          7.48           .84          5.16
    1998                   186,433        1.17          7.52           .82          5.28
    1997                   182,279        1.19          7.85           .82          5.46
    1996                   177,862        1.19          7.88           .82          5.47
    1995                   178,072        1.21          8.38           .83          5.73
CALIFORNIA INVESTMENT QUALITY
Year Ended 8/31:
    2000 (a)               299,929        1.28*         8.32*          .81*         5.24*
    1999                   310,360        1.20          7.28           .82          5.01
    1998                   303,108        1.15          7.45           .80          5.22
    1997                   297,280        1.16          7.82           .80          5.44
    1996                   291,423        1.16          7.95           .81          5.51
    1995                   290,426        1.18          8.36           .81          5.72
CALIFORNIA SELECT QUALITY
Year Ended 8/31:
    2000 (a)               514,187        1.30*         8.42*          .82*         5.30*
    1999                   529,344        1.14          7.34           .78          5.06
    1998                   512,671        1.11          7.35           .78          5.18
    1997                   502,648        1.12          7.68           .78          5.36
    1996                   490,214        1.13          7.73           .79          5.38
    1995                   489,967        1.16          8.25           .80          5.66
CALIFORNIA QUALITY INCOME
Year Ended 8/31:
    2000 (a)               502,097        1.24*         8.31*          .79*         5.27*
    1999                   516,062        1.14          7.25           .79          4.98
    1998                   503,000        1.12          7.34           .78          5.12
    1997                   489,961        1.14          7.69           .79          5.31
    1996                   475,498        1.15          7.83           .79          5.37
    1995                   471,064        1.19          8.36           .80          5.63
CALIFORNIA DIVIDEND ADVANTAGE
Year Ended 8/31:
    2000 (a)               460,760        1.25*         8.09*          .78*         5.05*
    1999 (b)               486,367        1.28*         4.72*         1.01*         3.71*
=========================================================================================


                                                 Ratios/Supplemental Data
                       ----------------------------------------------------------------------------------
                                          After Credit/Reimbursement***
                       -----------------------------------------------------------------
                                        Ratio of Net                        Ratio of Net
                          Ratio of        Investment         Ratio of         Investment
                          Expenses         Income to         Expenses          Income to
                        to Average           Average       to Average            Average
                        Net Assets        Net Assets            Total              Total
                        Applicable        Applicable       Net Assets         Net Assets     Portfolio
                         to Common         to Common        Including          Including      Turnover
                          Shares++          Shares++      Preferred++        Preferred++          Rate
---------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE
Year Ended 8/31:
    2000 (a)                   .69%*            5.32%*            N/A%               N/A%           27%
    1999                       .69              4.90              N/A                N/A            35
    1998                       .71              5.19              N/A                N/A            40
    1997                       .74              5.85              N/A                N/A            17
    1996                       .77              6.00              N/A                N/A            23
    1995                       .75              6.32              N/A                N/A             9
CALIFORNIA PERFORMANCE PLUS
Year Ended 8/31:
    2000 (a)                  1.30*             8.43*             .82*              5.34*           13
    1999                      1.19              7.67              .81               5.22            26
    1998                      1.18              7.76              .81               5.35            20
    1997                      1.19              8.17              .81               5.59            12
    1996                      1.18              8.23              .80               5.62            14
    1995                      1.23              8.56              .83               5.77            24
CALIFORNIA OPPORTUNITY
Year Ended 8/31:
    2000 (a)                  1.30*             8.36*             .82*              5.28*            5
    1999                      1.18              7.51              .82               5.18            37
    1998                      1.17              7.52              .82               5.28            18
    1997                      1.19              7.85              .82               5.46             4
    1996                      1.19              7.88              .82               5.47             8
    1995                      1.21              8.38              .83               5.73            36
CALIFORNIA INVESTMENT QUALITY
Year Ended 8/31:
    2000 (a)                  1.26*             8.34*             .80*              5.26*            8
    1999                      1.19              7.29              .82               5.01            18
    1998                      1.15              7.45              .80               5.22            21
    1997                      1.16              7.82              .80               5.44            12
    1996                      1.16              7.95              .81               5.51            10
    1995                      1.18              8.36              .81               5.72            14
CALIFORNIA SELECT QUALITY
Year Ended 8/31:
    2000 (a)                  1.28*             8.44*             .81*              5.31*           12
    1999                      1.13              7.35              .78               5.06             7
    1998                      1.11              7.35              .78               5.18            17
    1997                      1.12              7.68              .78               5.36             5
    1996                      1.13              7.73              .79               5.38            13
    1995                      1.16              8.25              .80               5.66            12
CALIFORNIA QUALITY INCOME
Year Ended 8/31:
    2000 (a)                  1.22*             8.33*             .78*              5.28*            9
    1999                      1.13              7.26              .78               4.99            11
    1998                      1.12              7.34              .78               5.12            11
    1997                      1.14              7.69              .79               5.31             8
    1996                      1.15              7.83              .79               5.37             6
    1995                      1.19              8.36              .80               5.63            29
CALIFORNIA DIVIDEND ADVANTAGE
Year Ended 8/31:
    2000 (a)                   .75*             8.59*             .47*              5.37*            8
    1999 (b)                   .55*             5.45*             .43*              4.29*            8
======================================================================================================


   N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.

(a)  For the six months ended February 29, 2000.

(b) For the period May 26, 1999 (commencement of operations) through August 31, 1999.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.




Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended February 29, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO: Nuveen Investments

John Nuveen & Co. incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-1-2-00